USI AMERICAN HOLDINGS, INC., as Issuer,


                  U.S. INDUSTRIES, INC., as Parent Guarantor

                                     and

                  PNC BANK, NATIONAL ASSOCIATION, as Trustee




                                  INDENTURE


                        Dated as of December 12, 1996





                                 $125,000,000


                    7 1/4% SENIOR NOTES DUE DECEMBER 1, 2006

Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture dated as of December 12, 1996


Trust Indenture                                            Indenture
  Act Section                                               Section

ss. 310(a)(1)...............................................609
      (a)(2)................................................609
      (a)(5)................................................609
      (b)...................................................607, 608, 610
ss. 311(a)..................................................613
ss. 312(a)..................................................701
      (c)...................................................702
ss. 313(a)..................................................703
      (b)(2)................................................703
      (c)...................................................703, 704
      (d)...................................................703(b)
ss. 314(a)..................................................704
      (a)(4)................................................1012
      (c)(1)................................................103
      (c)(2)................................................103
      (e)...................................................103
ss. 315(a)..................................................601(b)
      (b)...................................................602
      (c)...................................................601(a)
      (d)...................................................601(c), 603
      (e)...................................................514
ss. 316(a)(last sentence)...................................101 ("Outstanding")
      (a)(1)(A).............................................512
      (a)(1)(B).............................................513
      (b)...................................................508
      (c)...................................................105(e)
ss. 317(a)(1)...............................................503
      (a)(2)................................................504
      (b)...................................................1003
ss. 318(a)..................................................108


__________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.



                                    (i)

                              TABLE OF CONTENTS

                                                                          PAGE

PARTIES......................................................................1

RECITALS.....................................................................1


                                 ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101.   Definitions...................................................2
                  "Affiliate"................................................2
                  "Agent Member".............................................2
                  "Applicable Procedures"....................................2
                  "Asset Sale"...............................................3
                  "Attributable Debt"........................................3
                  "Bankruptcy Law"...........................................3
                  "Board of Directors".......................................3
                  "Board Resolution".........................................3
                  "Business Day".............................................3
                  "Capital Lease Obligation".................................4
                  "Capital Stock"............................................4
                  "Cash Equivalents".........................................4
                  "Cedel"....................................................4
                  "Commission"...............................................4
                  "Comparable Treasury Issue"................................4
                  "Comparable Treasury Price"................................5
                  "Consolidated Net Income"..................................5
                  "Consolidated Net Tangible Assets".........................5
                  "Consolidation"............................................6
                  "Corporate Trust Office"...................................6
                  "Credit Agreement".........................................6
                  "Debt".....................................................6
                  "Default"..................................................6
                  "Depositary"...............................................7
                  "DTC"......................................................7
                  "Equity Interest"..........................................7
                  "Existing Funded Debt".....................................7
                  "Euroclear"................................................7
                  "Exchange Act".............................................7

                                      (ii)

                                                                          PAGE

                  "Exchange Offer"...........................................7
                  "Exchange Offer Registration Statement"....................7
                  "Fair Market Value"........................................7
                  "Funded Debt"..............................................7
                  "GAAP".....................................................7
                  "Global Security"..........................................8
                  "Guaranty".................................................8
                  "Holder"...................................................8
                  "Incur"....................................................8
                  "Indenture"................................................8
                  "Independent Investment Banker"............................8
                  "Initial Purchaser"........................................8
                  "Initial Regulation S Securities"..........................9
                  "Intangible Assets"........................................9
                  "Interest Payment Date"....................................9
                  "Issue Date"...............................................9
                  "Issuer"...................................................9
                  "Issuer Request" or "Issuer Order".........................9
                  "Lien".....................................................9
                  "Maturity".................................................9
                  "Moody's"..................................................9
                  "Net Cash Proceeds"........................................9
                  "New York Corporate Trust Office".........................10
                  "Officers' Certificate"...................................10
                  "Opinion of Counsel"......................................10
                  "Opinion of Independent Counsel"..........................11
                  "Other Securities"........................................11
                  "Outstanding".............................................11
                  "Parent Guaranties".......................................12
                  "Parent Guarantor"........................................12
                  "Paying Agent"............................................12
                  "Person"..................................................12
                  "Place of Payment"........................................12
                  "Predecessor Security"....................................12
                  "Principal Property"......................................13
                  "Purchase Agreement"......................................13
                  "Redeemable Capital Stock"................................13
                  "Redeemable Stock"........................................13
                  "Redemption Date".........................................13
                  "Redemption Price"........................................13
                  "Reference Treasury Dealer"...............................13
                  "Reference Treasury Dealer Quotations"....................13

                                     (iii)

                                                                          PAGE

                  "Registered Securities"...................................14
                  "Registration Rights Agreement"...........................14
                  "Registration Statement"..................................14
                  "Regular Record Date".....................................14
                  "Regulation S"............................................14
                  "Regulation S Certificate"................................14
                  "Regulation S Legend".....................................14
                  "Regulation S Securities".................................14
                  "Responsible Officer".....................................14
                  "Restricted Period".......................................14
                  "Restricted Securities"...................................15
                  "Restricted Securities Certificate".......................15
                  "Restricted Securities Legend"............................15
                  "Restricted Subsidiary"...................................15
                  "Rule 144A"...............................................15
                  "Rule 144A Securities"....................................15
                  "S&P".....................................................15
                  "Securities Act"..........................................15
                  "Securities Act Legend"...................................15
                  "Shelf Registration Statement"............................15
                  "Special Purpose Funding Subsidiary"......................15
                  "Special Record Date".....................................15
                  "Stated Maturity".........................................15
                  "Subsidiary"..............................................16
                  "Successor Security"......................................16
                  "Temporary Cash Investments"..............................16
                  "Transfer Notice".........................................16
                  "Treasury Rate"...........................................16
                  "Trust Indenture Act".....................................17
                  "Trustee".................................................17
                  "Unrestricted Securities Certificate".....................17
                  "Unrestricted Subsidiary".................................17
                  "Voting Stock"............................................17
                  "Wholly-Owned Subsidiary".................................17
Section 102.   Other Definitions............................................17
Section 103.   Compliance Certificates and Opinions.........................18
Section 104.   Form of Documents Delivered to Trustee.......................19
Section 105.   Acts of Holders..............................................20
Section 106.   Notices, etc., to the Trustee, the Issuer and
                     the Parent Guarantor...................................21
Section 107.   Notice to Holders; Waiver....................................22
Section 108.   Conflict with Trust Indenture Act............................23


                                      (iv)

                                                                          PAGE

Section 109.   Effect of Headings and Table of Contents.....................23
Section 110.   Successors and Assigns.......................................23
Section 111.   Separability Clause..........................................23
Section 112.   Benefits of Indenture........................................23
Section 113.   Governing Law................................................23
Section 114.   Legal Holidays...............................................24
Section 115.   Independence of Covenants....................................24
Section 116.   Schedules, Exhibits and Annexes..............................24
Section 117.   Counterparts.................................................24
Section 118.   No Personal Liability of Directors, Officers,
                     Incorporators, Employees and
                     Stockholders...........................................24


                                 ARTICLE TWO

                               SECURITY FORMS

Section 201.   Forms Generally..............................................25
Section 202.   Form of Face of Security.....................................26
Section 203.   Form of Reverse of Securities................................36
Section 204.   Form of Trustee's Certificate of
                     Authentication.........................................41


                                ARTICLE THREE

                                THE SECURITIES

Section 301.   Title and Terms..............................................44
Section 302.   Denominations................................................46
Section 303.   Execution, Authentication, Delivery and
                     Dating.................................................47
Section 304.   Temporary Securities.........................................49
Section 305.   Global Securities............................................49
Section 306.   Registration, Registration of Transfer and
                     Exchange Generally; Certain Transfers
                     and Exchanges; Securities Act Legends..................51
Section 307.   Mutilated, Destroyed, Lost and Stolen
                     Securities.............................................56
Section 308.   Payment of Interest; Interest Rights
                     Preserved..............................................57
Section 309.   CUSIP Numbers................................................59
Section 310.   Persons Deemed Owners........................................59
Section 311.   Cancellation.................................................59
Section 312.   Computation of Interest......................................60


                                      (v)

                                                                          PAGE

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of Indenture......................60
Section 402.   Application of Trust Money...................................61


                                 ARTICLE FIVE

                                   REMEDIES

Section 501.   Events of Default............................................62
Section 502.   Acceleration of Maturity; Rescission and
                     Annulment..............................................64
Section 503.   Collection of Debt and Suits for
                     Enforcement by Trustee.................................65
Section 504.   Trustee May File Proofs of Claim.............................66
Section 505.   Trustee May Enforce Claims without
                     Possession of Securities...............................67
Section 506.   Application of Money Collected...............................67
Section 507.   Limitation on Suits..........................................67

Section 508.   Unconditional Right of Holders to Receive
                     Principal, Premium and Interest........................68
Section 509.   Restoration of Rights and Remedies...........................69
Section 510.   Rights and Remedies Cumulative...............................69
Section 511.   Delay or Omission Not Waiver.................................69
Section 512.   Control by Holders...........................................69
Section 513.   Waiver of Past Defaults......................................70
Section 514.   Undertaking for Costs........................................70
Section 515.   Waiver of Stay, Extension or Usury Laws......................71
Section 516.   Remedies Subject to Applicable Law...........................71


                                 ARTICLE SIX

                                 THE TRUSTEE

Section 601.   Duties of Trustee............................................71
Section 602.   Notice of Defaults...........................................73
Section 603.   Certain Rights of Trustee....................................73
Section 604.   Trustee Not Responsible for Recitals,
                     Dispositions of Securities or Application
                     of Proceeds Thereof....................................75
Section 605.   Trustee and Agents May Hold Securities;
                     Collections; etc.......................................75
Section 606.   Money Held in Trust..........................................75


                                      (vi)

                                                                          PAGE


Section 607.   Compensation and Indemnification of
                     Trustee and Its Prior Claim............................75
Section 608.   Conflicting Interests........................................76
Section 609.   Corporate Trustee Required; Eligibility......................76
Section 610.   Resignation and Removal; Appointment of
                     Successor Trustee......................................77
Section 611.   Acceptance of Appointment by Successor.......................78
Section 612.   Merger, Conversion, Consolidation or
                     Succession to Business.................................79
Section 613.   Preferential Collection of Claims Against
                     Issuer.................................................80


                                ARTICLE SEVEN

                        HOLDERS' LISTS AND REPORTS BY
                             TRUSTEE AND ISSUER

Section 701.   Issuer to Furnish Trustee Names and
                     Addresses of Holders...................................80
Section 702.   Disclosure of Names and Addresses of
                     Holders................................................80
Section 703.   Reports by Trustee...........................................81
Section 704.   Reports by Issuer and the Parent Guarantor...................81
Section 705.   Officers' Certificate with Respect to Change
                     in Interest Rate.......................................82


                                ARTICLE EIGHT

                            CONSOLIDATION, MERGER,
                         CONVEYANCE, TRANSFER OR LEASE

Section 801.   Issuer and Parent Guarantor May
                     Consolidate, etc., Only on Certain Terms...............82
Section 802.   Successor Substituted........................................84


                                 ARTICLE NINE

                           SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures and Agreements
                     without Consent of Holders.............................85
Section 902.   Supplemental Indentures and Agreements
                     with Consent of Holders................................86
Section 903.   Execution of Supplemental Indentures and
                     Agreements.............................................87
Section 904.   Effect of Supplemental Indentures............................87


                                     (vii)

                                                                          PAGE


Section 905.   Conformity with Trust Indenture Act..........................88
Section 906.   Reference in Securities to Supplemental
                     Indentures.............................................88
Section 907.   Notice of Supplemental Indentures............................88


                                 ARTICLE TEN

                                  COVENANTS

Section 1001.     Payment of Principal, Premium and Interest................88
Section 1002.     Maintenance of Office or Agency...........................88
Section 1003.     Money for Security Payments to Be Held in
                     Trust..................................................89
Section 1004.     Corporate Existence.......................................91
Section 1005.     Payment of Taxes and Other Claims.........................91
Section 1006.     Maintenance of Properties.................................91
Section 1007.     Limitation on Liens.......................................92
Section 1008.     Limitation on Sale and Leaseback
                     Transactions...........................................94
Section 1009.     Limitation on Restricted Subsidiary Funded
                     Debt...................................................96
Section 1010.     Limitation on Restricted Payments.........................97
Section 1011.     Provision of Financial Statements.........................99
Section 1012.     Statement by Officers as to Default......................100
Section 1013.     Waiver of Certain Covenants..............................100


                                ARTICLE ELEVEN

                         PARENT GUARANTIES OF SECURITIES

Section 1101.     Unconditional Parent Guaranties..........................101
Section 1102.     Execution of Parent Guaranties...........................102
Section 1103.     Form of Parent Guaranties................................102


                                ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1201.     Issuer's Option to Effect Defeasance or
                     Covenant Defeasance...................................104
Section 1202.     Defeasance and Discharge.................................104
Section 1203.     Covenant Defeasance......................................105
Section 1204.     Conditions to Defeasance or Covenant
                     Defeasance............................................105
Section 1205.     Deposited Money and U.S. Government
                     Obligations to be Held in Trust; Other
                     Miscellaneous Provisions..............................108
Section 1206.     Reinstatement............................................108



                                     (viii)

                                                                          PAGE

                               ARTICLE THIRTEEN

                          TAX REDEMPTION OF SECURITIES

Section 1301.     Tax Redemption...........................................109
Section 1302.     Applicability of Article.................................110
Section 1303.     Election to Redeem; Notice to Trustee....................110
Section 1304.     Notice of Tax Redemption.................................110
Section 1305.     Deposit of Tax Redemption Price..........................111
Section 1306.     Securities Payable on Tax Redemption Date................111


                               ARTICLE FOURTEEN

                           REDEMPTION OF SECURITIES

Section 1401.     Applicability of Article.................................112
Section 1402.     Election to Redeem; Notice to Trustee....................112
Section 1403.     Selection by Trustee of Securities to Be
                     Redeemed..............................................112
Section 1404.     Notice of Redemption.....................................113
Section 1405.     Deposit of Redemption Price..............................114
Section 1406.     Securities Payable on Redemption Date....................114
Section 1407.     Securities Redeemed in Part..............................114



TESTIMONIUM, SIGNATURES AND SEALS..........................................115

ACKNOWLEDGMENTS

EXHIBIT A         Form of Regulation S Security Certificate
EXHIBIT B         Form of Restricted Securities Certificate
EXHIBIT C         Form of Unrestricted Securities Certificate
EXHIBIT D         Form of Transfer Notice


                                      (ix)

            INDENTURE, dated as of December 12, 1996, among USI AMERICAN HOLDINGS, INC., a Delaware corporation, as issuer (the "Issuer"), U.S. INDUSTRIES, INC., a Delaware corporation, as guarantor (the "Parent Guarantor"), and PNC BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                 RECITALS OF THE ISSUER AND PARENT GUARANTOR

            The Issuer has duly authorized the creation of an issue of 7 1/4% Senior Notes Due December 1, 2006, Series A (the "Series A Securities" or the "Initial Securities"), and an issue of 7 1/4% Senior Notes Due December 1, 2006, Series B (the "Series B Securities" or the "Exchange Securities", and together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture and the Securities.

            The Parent Guarantor owns beneficially and of record 100% of the Capital Stock of the Issuer and the Parent Guarantor will derive direct and indirect economic benefit from the issuance of the Securities. Accordingly, the Parent Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Parent Guaranties with respect to the Securities as set forth in this Indenture.

            This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

            All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, (ii) the Parent Guaranties, when duly issued and executed by the Parent Guarantor and delivered hereunder, the valid obligations of the Parent Guarantor, and (iii) this Indenture a valid agreement of the Issuer and the Parent Guarantor in accordance with the terms of this Indenture.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                 ARTICLE ONE

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 101.       Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

                  (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Asset Sale" means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer by such Person of all or substantially all of the properties and assets of any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business (including by way of a sale-and-leaseback and including the sale or other transfer of any of the Capital Stock of any Subsidiary of such Person), in a single transaction or through a series of related transactions. For the purposes of this definition, the term "Asset Sale" shall not include (x) any transfer of properties and assets (A) that is governed by Section 801(a) or (B) that is from the Issuer to any Subsidiary or from any Subsidiary to the Issuer or another Subsidiary of the Issuer or (y) the transfer of properties and assets (other than in the ordinary course of business) in any given fiscal year if the aggregate Fair Market Value (as determined in good faith by the Board of Directors of the Issuer) of all such properties and assets transferred (other than in the ordinary course of business) in such fiscal year is less than $1,000,000, it being understood that if such aggregate Fair Market Value exceeds $1,000,000, the entire aggregate Fair Market Value shall be included.

     "Attributable Debt" means, as to any particular lease under which either the Issuer or any Restricted Subsidiary is at any time liable as lessee and at any date as of which the amount thereof is to be determined, the total net obligations of the lessee for rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) discounted from the respective due dates thereof to such date at a rate per annum equivalent to the interest rate inherent in such lease (as determined in good faith by the Board of Directors of the Issuer), compounded semiannually.

     "Bankruptcy Law" means title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

     "Board of Directors" means the board of directors of the Issuer or the Parent Guarantor, as the case may be, or any duly authorized committee of such board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or the Parent Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. A Board Resolution shall be conclusive evidence of action by such Board of Directors.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of

New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with GAAP; for the purposes hereof the amount of such obligations shall be the capitalized amount reflected on such balance sheet.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

     "Cash Equivalents" means (i) any evidence of Debt, maturing not more than six months after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, time deposit, money market account or bankers' acceptance, maturing not more than six months after the date of acquisition, issued by any commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, or (iii) commercial paper, maturing not more than three months after the date of acquisition, issued by any corporation (other than an Affiliate of the Issuer) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P.

     "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker which would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any Redemption Date (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate net income (or loss) of such Person and its Subsidiaries for such period, before extraordinary items and the cumulative effect of a change in accounting principles (as each such term is defined under GAAP) of such Person and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP adjusted by excluding (i) any net gains or losses in respect of Asset Sales; (ii) the net income or loss of any Person acquired by such Person or any Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction; (iii) any gains or losses from currency exchange transactions; (iv) any gains or losses realized upon the termination of any employee pension benefit plan; (v) any gains or losses realized upon the refinancing of any of such Person's Debt; (vi) any settlements or judgments with respect to any litigation not in the ordinary course of business; (vii) any gains or losses arising from the destruction of property due to fire or other casualty; (viii) any gains or losses arising from the revaluation of property or assets; (ix) the net income (or loss) accounted for by the equity method of accounting, except for dividends or other distributions actually received by such Person or its Subsidiaries; and (x) the net income of any Subsidiary of such Person to the extent that such net income has any restrictions on making dividends or other distributions to such Person, it being understood that the net income of any Subsidiary incorporated or otherwise organized in a jurisdiction outside of the United States shall not be excluded to the extent that annual dividends to such Person are permitted pursuant to applicable law, but shall be net of any withholding requirements pursuant to or reserves established in connection with the restrictions of such applicable law.

     "Consolidated Net Tangible Assets" means, at any date, the total amount of assets appearing on the most recent Consolidated balance sheet of the Parent Guarantor and its Subsidiaries, prepared in accordance with GAAP, less (i) all current liabilities (due within one year) as shown on such balance sheet (excluding current maturities of long-term indebtedness and intercompany items),
(ii) applicable depreciation, amortization and other valuation reserves not already reflected in such total amount of assets and (iii) Intangible Assets and liabilities relating thereto.

     "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

     "Corporate Trust Office" means the office of the Trustee or an Affiliate thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 27th Floor, One Oliver Plaza, 210 Sixth Avenue, Pittsburgh, PA 15222-2602, Attn.: Corporate Trust Dept.

     "Credit Agreement" means the Credit Agreement, dated as of December 12, 1996, among USI American Holdings, Inc., USI Funding, Inc., as borrowers, U.S. Industries, Inc. as guarantor, Bank of America Illinois, as Issuing Bank and Swingline Bank, the additional financial institutions set forth therein, as lenders, Bank of America National Trust and Savings Association, as Agent, and BA Securities, Inc., as Arranger, as such agreement may be amended from time to time (or any one or more renewals, extension, refinancings, or refundings thereof).

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services, if and to the extent that such obligation would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all Debt of another Person the payment of which, in either case, such Person has Guaranteed or for which such Person is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

     "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

     "Depositary" means, with respect to the Securities issued in the form of one or more Global Securities, DTC, its nominees and successors, or another Person designated as Depositary by the Issuer, which must be a clearing agency registered under the Exchange Act.

     "DTC" means The Depository Trust Company, a New York corporation.

     "Equity Interest" means Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock).

     "Existing Funded Debt" means all Funded Debt (other than Funded Debt outstanding pursuant to the Credit Agreement) existing on the date of this Indenture.

     "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

     "Exchange Offer" means the exchange offer by the Issuer of Exchange Securities for Series A Securities to be effected pursuant to Section 2.1 of the Registration Rights Agreement.

     "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

     "Funded Debt" means Debt that by its terms (i) matures more than one year from the date of original issuance or creation or (ii) matures within one year from such date but is renewable or extendible at the option of any obligor to a date more than one year from such date.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States, from time to time.

     "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means, with respect to any Debt of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become, directly or indirectly, liable in respect of such Debt or the recording, as required pursuant to GAAP or otherwise, of any such Debt on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

     "Indenture" means this instrument as originally executed (including all annexes thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuer.

     "Initial Purchaser" means BA Securities, Inc.

     "Initial Regulation S Securities" means the Securities sold by the Initial Purchaser in the initial offering contemplated by the Purchase Agreement in reliance on Regulation S.

     "Intangible Assets" means the value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (A) all trade names, trademarks, licenses, patents, copyrights, service marks, goodwill and other like intangibles; and (B) unamortized debt discount and expense, less unamortized premium.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Issue Date" means December 12, 1996.

     "Issuer" means USI American Holdings, Inc., a corporation incorporated under the laws of Delaware, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor corporation.

     "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by any one of its Chairman of the Board, its Vice Chairman, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity" means, when used with respect to any Security, the date on which the principal of such Securities becomes due and payable as therein provided or as provided in this Indenture, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Moody's" means Moody's Investors Service, Inc., and its successors.

     "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Parent Guarantor, the Issuer or any Restricted Subsidiary) net of (i) brokerage commissions and other actual fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Debt where payment of such Debt is secured by the assets or properties which are the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Parent Guarantor, Issuer or any Subsidiary of the Parent Guarantor or Issuer) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Issuer or Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Issuer or Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or Debt or Capital Stock that have been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or Temporary Cash Investments, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Parent Guarantor, the Issuer or any Restricted Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

     "New York Corporate Trust Office" means The Depository Trust Company at 55 Water Street, New York, NY 10041-0099.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer or the Parent Guarantor, as the case may be, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, the Parent Guarantor or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee.

     "Opinion of Independent Counsel" means a written opinion of counsel, who may be regular outside counsel for the Issuer, but which is issued by a Person who is not an employee or consultant (other than non-employee legal counsel) of the Issuer or the Parent Guarantor, and who shall be reasonably acceptable to the Trustee.

     "Other Securities" means the Securities sold by the Initial Purchaser in the initial offering contemplated by the Purchase Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A and Regulation S.

     "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as the Paying Agent) for the Holders of such Securities;

          (c) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Parent Guarantor) in trust or set aside and segregated in trust by the Issuer or the Parent Guarantor (if the Issuer or the Parent Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (d) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Issuer has effected defeasance or covenant defeasance as provided in Article Twelve; and

          (e) Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Issuer proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Issuer;

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer, the Parent Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Parent Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Parent Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Parent Guarantor or such other obligor.

     "Parent Guaranties" means the unconditional guaranty by U.S. Industries, Inc. of the due and punctual payment of principal or premium, if any, of, and interest on, the Securities, as provided pursuant to Article Eleven.

     "Parent Guarantor" means U.S. Industries, Inc., a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Parent Guarantor" shall mean such successor corporation.

     "Paying Agent" means any Person (including the Issuer or the Parent Guarantor) authorized by the Issuer to pay the principal or premium, if any, of, or interest on, any Securities on behalf of the Issuer.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, when used with respect to the Securities, the place or places where the principal of and any premium, if any, and interest on the Securities are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     "Principal Property" means any real property (including related fixtures), plant or equipment owned or leased by the Issuer or any Restricted Subsidiary, other than real property, plant or equipment that, in the good faith determination of the Board of Directors of the Issuer (whose determination shall be conclusive and evidenced by a Board Resolution), is not of material importance to the respective businesses conducted by the Issuer or any Restricted Subsidiary as of the date of such determination; provided, however, that, unless otherwise specified by the Board of Directors of the Issuer, any real property (including related fixtures), plant or equipment with a Fair Market Value of less than $5,000,000 (as determined in good faith by the Board of Directors of the Issuer) shall not be a Principal Property.

     "Purchase Agreement" means the Purchase Agreement dated as of December 6, 1996, among the Issuer, the Parent Guarantor and the Initial Purchaser, as such agreement may be amended from time to time.

     "Redeemable Capital Stock" means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable before the stated maturity of the Notes), or upon the happening of any event, matures or is mandatorily redeemable, in whole or in part, prior to the stated maturity of the Notes.

     "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed for cash prior to the final Stated Maturity of the Securities or is redeemable for cash at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

     "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which such Security is to be redeemed pursuant to this Indenture.

     "Reference Treasury Dealer" means BA Securities, Inc. and its successors and/or such other primary U.S. Government securities dealers in New York City (a "Primary Treasury Dealer") as shall be designated by the Issuer from time to time, in each case provided that such entity continues to be a Primary Treasury Dealer .

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 12, 1996, among the Issuer, the Parent Guarantor and the Initial Purchaser, as such agreement may be amended from time to time.

     "Registration Statement" means an Exchange Offer Registration Statement or a Shelf Registration Statement.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day) next preceding such Interest Payment Date.

     "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A hereto.

     "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Regulation S Global Security.

     "Regulation S Securities" means all Securities required pursuant to Section 306(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

     "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or the New York Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing of the offering of Securities pursuant to the Purchase Agreement occurs.

     "Restricted Securities" means all Securities required pursuant to Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Note.

     "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B hereto.

     "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

     "Restricted Subsidiary" means each Subsidiary of the Issuer other than Unrestricted Subsidiaries.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Issuer pursuant to the Purchase Agreement, other than the Other Securities and the Initial Regulation S Securities.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute.

     "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

     "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "Special Purpose Funding Subsidiary" means a direct Wholly-Owned Subsidiary of the Issuer (i) that serves as a cash management company for the Issuer and its Subsidiaries and has no other material operations or business, (ii) that for every transfer of funds to it, records a corresponding liability on its books and records to the transferor thereof, and (iii) whose assets do not materially exceed its liabilities.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

     "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest, as the case may be, is due and payable.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) a partnership of which such Person, or one or more Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner, has at least a majority ownership and has the power to direct the policies, management and affairs thereof or (iii) any other Person (other than a corporation or a partnership) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same Debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Temporary Cash Investments" means (i) any evidence of Debt issued by the United States of America, or an instrumentality or agency thereof and Guaranteed fully as to principal, premium, if any, and interest by the United States of America, maturing not more than one year after the date of acquisition, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose Debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than the Parent Guarantor, the Issuer or a Subsidiary of the Issuer or the Parent Guarantor) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P or (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000.

     "Transfer Notice" means a certificate substantially in the form set forth in Annex D hereto.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

     "Trustee" means, except as set forth in Section 1205, the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

     "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C hereto.

     "Unrestricted Subsidiary" means any Subsidiary of the Issuer that (i) is organized under the laws of a jurisdiction other than a jurisdiction in the United States of America or (ii) does not constitute a "significant subsidiary" of the Parent Guarantor within the meaning of Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act and any successor provision thereto.

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Wholly-Owned Subsidiary" of any Person means a Subsidiary of such Person all the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

     Section 102. Other Definitions.

Term                                     Defined in Section
----                                     ------------------
"Additional Amounts"                                       301
"Act"                                                      105
"covenant defeasance"                                     1203
"Debt Basket"                                             1009

"Defaulted Interest"                                       308
"defeasance"                                              1202
"Defeased Securities"                                     1201
"Event of Default"                                         501
"Exchange Securities"                                 Recitals
"Initial Securities"                                  Recitals
"Leaseback Basket"                                        1008
"Lien Basket"                                             1007
"Other Jurisdiction"                                       301
"primary obligor"                                          101
"Regulation S Global Security"                             201
"Required Filing Dates"                                   1011
"Restricted Global Security"                               201
"Restricted Payment"                                      1010
"Securities"                                          Recitals
"Security Register"                                        306
"Security Registrar"                                       306
"Series A Securities"                                 Recitals
"Series B Securities"                                 Recitals
"Special Payment Date"                                     308
"Surviving Entity"                                         801
"Surviving Guarantor Entity"                               801
"Tax Redemption"                                          1301
"Tax Redemption Date"                                     1301
"Tax Redemption Price"                                    1301
"U.S. Government Obligations"                             1204

     Section 103. Compliance Certificates and Opinions.

            Upon any application or request by the Issuer or the Parent Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer and the Parent Guarantor (if applicable) and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or Opinion of Counsel or Opinion of Independent Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall comply with the requirements of the Trust Indenture Act.

            Every certificate or Opinion of Counsel or Opinion of Independent Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

     Section 104.       Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Issuer, the Parent Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, the Parent Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Issuer, the

Parent Guarantor or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Issuer or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

            Any certificate or opinion of an officer of the Issuer, the Parent Guarantor or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Issuer and the Parent Guarantor, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Issuer and the Parent Guarantor.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 105.       Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer or the Parent Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Issuer and the Parent Guarantor, if made in the manner provided in this Section 105.

            (b) The ownership of Securities shall be proved by the Security Register.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Issuer, the Parent Guarantor or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate of affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (e) If the Issuer shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

            If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided, however, that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     Section 106. Notices, etc., to the Trustee, the Issuer and the Parent Guarantor.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Issuer or the Parent Guarantor or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or at any other address previously furnished in writing to the Holders or the Issuer, the Parent Guarantor or any other obligor on the Securities by the Trustee; or

                  (b) the Issuer or the Parent Guarantor by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Issuer or the Parent Guarantor addressed to it c/o U.S. Industries, Inc., 101 Wood Avenue South, Iselin, New Jersey 08830, or at any other address previously furnished in writing to the Trustee by the Issuer or the Parent Guarantor.

     Section 107.       Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 108.       Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Issuer, the Parent Guarantor and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

     Section 109.       Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 110.       Successors and Assigns.

            All covenants and agreements in this Indenture by the Issuer and the Parent Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     Section 111.       Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 112.       Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent or the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 113.       Governing Law.

            THIS INDENTURE, THE SECURITIES AND THE PARENT GUARANTIES SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     Section 114.       Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, Maturity, or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

     Section 115.       Independence of Covenants.

            All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 116.       Schedules, Exhibits and Annexes.

            All schedules, exhibits and annexes attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

     Section 117.       Counterparts.

            This Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which counterparts shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 118. No Personal Liability of Directors, Officers, Incorporators, Employees and Stockholders.

            No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto or of any Security or Parent Guaranties, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Issuer or the Parent Guarantor or any of their respective Affiliates or of any successor corporation thereof, either directly or through the Issuer, the Parent Guarantor or any of their respective Affiliates or any such successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Issuer or the Parent Guarantor or any of their respective Affiliates or of any successor corporation thereof, or any of them, because of the creation of the Debt hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or the Parent Guaranties or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or the Parent Guaranties or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and the Parent Guaranties.


                                 ARTICLE TWO

                                SECURITY FORMS

     Section 201.       Forms Generally.

            The Securities and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

            The definitive Securities and the Parent Guaranties to be endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

            Upon their original issuance, Initial Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

            Upon their original issuance, Other Securities shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

            The terms and provisions contained in the form of the Securities set forth in Section 202 shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Section 202.       Form of Face of Security.

            (a) The form of the face of any Initial Securities authenticated and delivered hereunder shall be substantially as follows:

            [IF THE SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON

THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE PARENT GUARANTOR'S, THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES C, D, E AND F TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN THE CASE OF THE FOREGOING CLAUSE (E), TO REQUIRE THAT A TRANSFER NOTICE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER, THE PARENT GUARANTOR AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

            [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE

OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

            [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

            [IF THE SECURITY IS A GLOBAL SECURITY AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                         USI AMERICAN HOLDINGS, INC.

                7 1/4% SENIOR NOTE DUE DECEMBER 1, 2006, SERIES A

                    GUARANTEED AS TO PAYMENT OF PRINCIPAL
                    AND INTEREST BY U.S. INDUSTRIES, INC.

[IF RESTRICTED GLOBAL SECURITY -- CUSIP Number [       ]]

[IF REGULATION S GLOBAL SECURITY -- CUSIP Number [        ]]

[IF NON-GLOBAL SECURITY -- CUSIP Number [       ]]

No.  [                  ]                                     $_______________

                7 1/4% SENIOR NOTE DUE DECEMBER 1, 2006, SERIES A

                    GUARANTEED AS TO PAYMENT OF PRINCIPAL
                    AND INTEREST BY U.S. INDUSTRIES, INC.

                                                      CUSIP NO. ______________

No. __________                                                $_______________


            USI American Holdings, Inc., a Delaware corporation (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of $_______________ United States dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $125,000,000 in the aggregate at any one time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture], on December 1, 2006, at the office or agency of the Issuer referred to below, and to pay interest thereon from December 12, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 1 and December 1 in each year, commencing June 1, 1997 at the rate of 7 1/4% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal or premium, if any, hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

            The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement dated as of December 12, 1996, among the Issuer, the Parent Guarantor and the Initial Purchaser, pursuant to which, subject to the terms and conditions thereof, the Issuer and the Parent Guarantor are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 7 1/4% Senior Notes Due December 1, 2006, Series B (the "Series B Securities") in like principal amount as provided therein. The Series A Securities and the Series B Securities are together referred to as the "Securities". The Series A Securities rank pari passu in right of payment with the Series B Securities.

            If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 45th day following the date of original issue of the Series A Securities, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the date of original issue of the Series A Securities, (iii) neither the Exchange Offer is consummated nor the Shelf Registration Statement is declared effective on or prior to the 165th day following the date of original issue of the Series A Securities, or (iv) a Shelf Registration Statement is required to be filed because of the request of the Initial Purchaser, 45 days following the request by the Initial Purchaser that the Issuer file the Shelf Registration Statement (or 90 days in the event that the Shelf Registration Statement is reviewed by the Commission), then the interest rate borne by this Security (except in the case of clause (iv), in which case only the Series A Securities which have not been exchanged in the Exchange Offer) shall be increased by 0.50% per annum. Upon (w) the filing of the Exchange Offer Registration Statement in the case of clause
(i) above, (x) the effectiveness of the Exchange Offer Registration Statement in the case of clause (ii) above, (y) the date of the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement in the case of clause (iii) above, or (z) the effective date of the Shelf Registration Statement in the case of clause (iv) above, the interest rate on the Securities from the date of such filing, effectiveness or the date of such consummation or effectiveness, as the case may be, will be reduced to the original interest rate on the Securities; provided, however, that, if after any such reduction in interest rate a different event specified in clause (i), (ii), (iii) or (iv) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

            Any amount of interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate per annum then borne by this Security from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that any accrued and unpaid interest (including increased and additional interest as aforesaid) on this Security upon the issuance of a Series B Security in exchange for this Security shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Series B Security to the Holder thereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on the relevant Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            The principal or premium, if any, of, and interest on, and the Tax Redemption Price and Additional Amounts with respect to, this Security shall be payable in immediately available funds and, exchange or transfer of this Security, will be made at the office or agency of the Issuer in The City of New York maintained for that purpose (which initially will be the New York Corporate Trust Office of the Trustee), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

            The Securities are subject to redemption at the election of the Issuer upon not less than 30 days' notice by mail, in whole or in part but only in multiples of $1,000, at any one or more times, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued but unpaid interest to the Redemption Date. The Securities are also subject to redemption at the election of the Issuer at the Tax Redemption Price under the circumstances set forth in Article Thirteen of the Indenture. On and after the Redemption Date, interest will cease to accrue on the Securities or portions of Securities called for redemption on such Redemption Date. The Securities shall not have the benefit of any sinking fund obligations.

            Additional Amounts in respect of principal, premium, if any, and interest, may be paid by the Parent Guarantor under circumstances relating to tax withholding by certain foreign jurisdictions as set forth in Section 301 of the Indenture.

            This Security is entitled to the benefits of the Parent Guaranties made in favor of the Holders, which Parent Guaranties are subject to release. Reference is hereby made to Article Eleven of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Parent Guaranties. Each Holder, by holding this Security, agrees to all terms and provisions of the Parent Guaranties.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:  _______________             USI AMERICAN HOLDINGS, INC.

                                    By:___________________________________
[SEAL]                                   Name:
                                         Title:

Attest:

_____________________________________
         Authorized Officer

            (b) The form of the face of any Series B Securities authenticated and delivered hereunder shall be substantially as follows:

            [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

            [IF THE SECURITY IS A GLOBAL SECURITY AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                         USI AMERICAN HOLDINGS, INC.

                7 1/4% SENIOR NOTE DUE DECEMBER 1, 2006, SERIES B

                  GUARANTEED AS TO PAYMENT OF PRINCIPAL AND
                      INTEREST BY U.S. INDUSTRIES, INC.


[IF RULE 144A SECURITY -- CUSIP Number [       ]]

[IF REGULATION S GLOBAL SECURITY -- CUSIP Number [        ]]

[IF NON-GLOBAL SECURITY -- CUSIP Number [       ]]

No. [            ]                                            $_______________


            USI American Holdings, Inc., a Delaware corporation (the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of $_______________ United States dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $125,000,000 in the aggregate at any one time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture], on December 1, 2006, at the office or agency of the Issuer referred to below, and to pay interest thereon from December 12, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 1 and December 1 in each year, commencing June 1, 1997 at the rate of 7 1/4% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided, however, that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

            This Series B Security was issued pursuant to the Exchange Offer pursuant to which 7 1/4% Senior Notes Due December 1, 2006, Series A (the "Series A Securities") in like principal amount were exchanged for Series B Securities. The Series B Securities rank pari passu in right of payment with the Series A Securities.

Any amount of interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate per annum then borne by this Security from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series B Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on the relevant Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            The principal or premium, if any, of, and interest on, and the Tax Redemption Price and Additional Amounts, with respect to this Security shall be payable in immediately available funds and, exchange or transfer of this Security, will be made at the office or agency of the Issuer in The City of New York maintained for that purpose (which initially will be the New York Corporate Trust Office of the Trustee), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

            The Securities are subject to redemption at the election of the Issuer upon not less than 30 days' notice by mail, in whole or in part but only in multiples of $1,000, at any one or more times, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued but unpaid interest to the Redemption Date. The Securities are also subject to redemption at the election of the Issuer at the Tax Redemption Price under the circumstances set forth in

Article Thirteen of the Indenture. On and after the Redemption Date, interest will cease to accrue on the Securities or portions of Securities called for redemption on such Redemption Date. The Securities shall not have the benefit of any sinking fund obligations.

            Additional Amounts in respect of principal, premium, if any, and interest, may be paid by the Parent Guarantor under circumstances relating to tax withholding by certain foreign jurisdictions, as set forth in Section 301 of the Indenture.

            This Security is entitled to the benefits of the Parent Guaranties made in favor of the Holders, which Parent Guaranties are subject to release. Reference is hereby made to Article Eleven of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Parent Guaranties. Each Holder, by holding this Security, agrees to all terms and provisions of the Parent Guaranties.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:  _______________             USI AMERICAN HOLDINGS, INC.

                                    By:_____________________________________
[SEAL]                                   Name:
                                         Title:

Attest:

___________________________________
         Authorized Officer

Section 203.        Form of Reverse of Securities.

            (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                         USI AMERICAN HOLDINGS, INC.

                7 1/4% SENIOR NOTE DUE DECEMBER 1, 2006, SERIES A

                    GUARANTEED AS TO PAYMENT OF PRINCIPAL
                    AND INTEREST BY U.S. INDUSTRIES, INC.

            This Security is one of a duly authorized issue of Securities of the Issuer designated as its 7 1/4% Senior Notes Due December 1, 2006 (the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $125,000,000, issued under and subject to the terms of an indenture (the "Indenture") dated as of December 12, 1996 among the Issuer, U.S. Industries, Inc. (the "Parent Guarantor", which term includes any successor corporation under the Indenture) and PNC Bank, National Association, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities, with the Parent Guaranties endorsed thereon, are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Debt on the Securities, and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            If an Event of Default shall occur and be continuing, the principal amount and premium, if any, of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer and the Parent Guarantor with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, the Parent Guarantor or any other obligor on the Securities (if the Parent Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal or premium, if any, of, and interest on, and Tax Redemption price and Additional Amounts (if applicable) with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Issuer under the Indenture and this Security are guaranteed pursuant to Parent Guaranties endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all the terms and provisions of the Parent Guaranties.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal or premium, if any, hereof or interest hereon on or after the respective due dates expressed herein.

            At any time when neither the Issuer nor the Parent Guarantor is subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Issuer will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Issuer is reasonably believed to be a Qualified Institutional Buyer, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Parent Guarantor, the Trustee and any agent of the Issuer, the Parent Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Parent Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

            THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

            All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

            (b) The form of the reverse of the Series B Securities shall be substantially as follows:

                         USI AMERICAN HOLDINGS, INC.

                7 1/4% SENIOR NOTE DUE DECEMBER 1, 2006, SERIES B

                    GUARANTEED AS TO PAYMENT OF PRINCIPAL
                    AND INTEREST BY U.S. INDUSTRIES, INC.

            This Security is one of a duly authorized issue of Securities of the Issuer designated as its 7 1/4% Senior Notes Due December 1, 2006 (the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $125,000,000, issued under and subject to the terms of an indenture (the "Indenture") dated as of December 12, 1996 among the Issuer, U.S. Industries, Inc. (the "Parent Guarantor", which term includes any successor corporation under the Indenture) and PNC Bank, National Association, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities, with the Parent Guaranties endorsed thereon, are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Debt on the Securities, and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer and the Parent Guarantor with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, the Parent Guarantor or any other obligor on the Securities (in the event the Parent Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal or premium, if any, of, and interest on, and Tax Redemption Price and Additional Amounts (if applicable) with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Issuer under the Indenture and this Security are guaranteed pursuant to Parent Guaranties endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all the terms and provisions of the Parent Guaranties.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal or premium, if any, hereof or interest hereon on or after the respective due dates expressed herein.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Parent Guarantor, the Trustee and any agent of the Issuer, the Parent Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Parent Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

            THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

            All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     Section 204.       Form of Trustee's Certificate of Authentication.

            The Trustee's certificate of authentication shall be included on the form of the face of the Securities substantially in the following form:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

[SERIES A SECURITIES]

            This is one of the 7 1/4% Senior Notes Due December 1, 2006, Series A referred to in the within-mentioned Indenture.

                                    PNC BANK, NATIONAL ASSOCIATION,
                                       as Trustee




                                    By:
                                         Authorized Signatory

[SERIES B SECURITIES]

            This is one of the 7 1/4% Senior Notes Due December 1, 2006, Series B referred to in the within-mentioned Indenture.

                                    PNC BANK, NATIONAL ASSOCIATION,
                                       as Trustee




                                    By:
                                         Authorized Signatory

                                ARTICLE THREE

                                THE SECURITIES

     Section 301.       Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $125,000,000 in principal amount of Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same aggregate principal amount pursuant to Section 303, 304, 305, 306, 307 or 906. The Issuer may issue Exchange Securities from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 303, in authorized denominations in exchange for a like principal amount of Initial Securities. Upon any such exchange the Initial Securities shall be cancelled in accordance with Section 311 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Initial Securities and Exchange Securities Outstanding exceed $125,000,000.

            The Securities shall be known and designated as the "7 1/4% Senior Notes Due December 1, 2006" of the Issuer. The Stated Maturity of the Securities shall be December 1, 2006, and the Securities shall each bear interest at the rate of 7 1/4% per annum, as such interest rate may be adjusted as set forth in the Security, from December 12, 1996, or from the most recent Interest Payment Date to which interest has been paid, payable semiannually in arrears on June 1 and December 1 in each year, commencing June 1, 1997, to persons who are registered Holders of the Securities at the close of business on the May 15 or November 15 immediately preceding such interest payment date until the principal thereof is paid or duly provided for. Interest on any overdue principal shall be payable on demand. Pursuant to the Registration Rights Agreement, and as set forth on the face of the Securities, under certain circumstances, the interest rate borne by the Series A Securities may increase by 0.50% per annum, and if so increased may thereafter decrease to the initial rate set forth on the face of the Securities.

            The principal or premium, if any, of, and interest on, and the Tax Redemption Price and Additional Amounts with respect to, the Securities shall be payable in immediately available funds and, subject to the limitations applicable to the Global Securities, the Securities will be exchangeable and transferable at an office or agency of the Issuer in The City of New York maintained for such purposes (which initially will be the New York Corporate Trust Office of the Trustee) or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

            Any amounts paid, or caused to be paid, by the Parent Guarantor or its assignee (or any successor to the Parent Guarantor or such assignee as permitted under this Indenture) under the Parent Guaranties, or paid by any successor to the Issuer under this Indenture, will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom (including any political subdivision or taxing authority thereof) or the jurisdiction of incorporation or residence (other than the United States or any political subdivision or taxing authority thereof) of any assignee of the Parent Guarantor or any successor to the Issuer or the Parent Guarantor, or any political subdivision or taxing authority thereof (an "Other Jurisdiction"), or, if deduction or withholding of any taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or an Other Jurisdiction, the Parent Guarantor, its assignee or any relevant successor will (subject to timely compliance by the Holders or beneficial owners of the relevant Securities with any relevant administrative requirements) pay or cause to be paid such additional amounts ("Additional Amounts") in respect of principal, premium, if any, or interest as may be necessary in order that the net amounts paid to the Holders of the Securities or the Trustee under this Indenture, as the case may be, pursuant to this Indenture or the Parent Guaranties, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, or interest as specified in the Securities to which such Holders or the Trustee are entitled; provided, however, that the foregoing shall not apply to (i) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant Security is or has been a domiciliary, national or resident of, engages or has been engaged in business, maintains or has maintained a permanent establishment, or is or has been physically present in, the United Kingdom or the Other Jurisdiction, or otherwise has or has had some connection with the United Kingdom or the Other Jurisdiction (other than the holding or ownership of a Security, or the collection of principal of, premium, if any, and interest on, or the enforcement of, a Security or Parent Guaranties), (ii) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Security was presented more than thirty days after the date such payment became due or was provided for, whichever is later, (iii) any present or future taxes, levies, imposts or other governmental charges which are payable otherwise than by deduction or withholding from payments on or in respect of the relevant Security or Parent Guaranties, (iv) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or the Other Jurisdiction or any other relevant jurisdiction of the Holder or beneficial owner of the relevant Security, if such compliance is required by a statute or regulation of the United Kingdom or the Other Jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes, levies, imposts or other governmental charges, (v) any present or future taxes, levies, imposts or other governmental charges (A) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Security had been the Holder of such Security, or (B) which, if the beneficial owner of such Security had held the Security as the Holder of such Security, would have been excluded pursuant to clauses (i) through (iv) above, or (vi) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge.

            No payments of Additional Amounts pursuant to this Indenture or the Parent Guaranties will be made with respect to any deduction or withholding requirement imposed by any governmental unit other than the United Kingdom, an Other Jurisdiction or a taxing authority or political subdivision thereof.

            The Securities shall be subject to Tax Redemption in accordance with Article Thirteen and to redemption as provided in Article Fourteen and shall not have the benefit of any sinking fund obligations.

            The Securities shall be subject to defeasance or covenant defeasance at the option of the Issuer in accordance with Article Twelve.

            The Securities shall be guaranteed by the Parent Guaranties in accordance with Article Eleven including, without limitation, the provision for the release of the Parent Guaranties under the provisions provided for therein.

            For all purposes hereunder, the Series A Securities and the Series B Securities will be treated as one class, including with respect to any amendment, waiver, acceleration or any other Act of the Holders, and are together referred to as the "Securities". The Series A Securities and Series B Securities rank pari passu in right of payment of principal, premium, if any, and interest with each other and rank pari passu in right of payment of principal, premium, if any, and interest with all other existing and future unsecured and unsubordinated indebtedness of, the Issuer and Parent Guarantor.

     Section 302.       Denominations.

            The Securities shall be issuable only in fully registered form without coupons, in denominations of $1,000 and any integral multiple thereof.

Section 303.        Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Issuer by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer to the Trustee (with the Parent Guaranties endorsed thereon) for authentication, together with a Issuer Order for the authentication and make available for delivery of such Securities; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

            Each Security shall be dated the date of its authentication.

            No Security or Parent Guaranties endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security or Parent Guaranty shall be conclusive evidence, and the only evidence, that such Security or Parent Guaranty has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

            In case the Issuer, pursuant to Article Eight, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Issuer or the Parent Guarantor shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto, in a form satisfactory to the Trustee, with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Issuer Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

            At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act with respect thereto, the Issuer may deliver Exchange Securities executed by the Issuer and having endorsed thereon the Parent Guaranties executed under Section 1102 by the Parent Guarantor, to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities and a like principal amount of Initial Securities for cancellation in accordance with Section 311, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities, with the Parent Guaranties endorsed thereon. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

            (1) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities with the Parent Guaranties endorsed thereon have been complied with and that such Exchange Securities and the Parent Guaranties endorsed thereon, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Issuer and the Parent Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

            (2) that the issuance of the Exchange Securities in exchange for Initial Securities has been effected in compliance with the Securities Act.

No Security or Parent Guaranties endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated an delivered hereunder and that the Parent Guaranties endorsed thereon has been duly endorsed thereon and delivered hereunder.

            If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

            If an officer whose signature is on this Indenture no longer holds office at the time the Trustee authenticates a Security, such Security shall be valid nevertheless.

     Section 304.       Temporary Securities.

            Subject to limitations with respect to Global Securities, pending the preparation of definitive Securities with the Parent Guaranties endorsed thereon, the Issuer and the Parent Guarantor may execute, and upon Issuer Order the Trustee shall authenticate and make available for delivery, temporary Securities with temporary Parent Guaranties endorsed thereon, which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities with the Parent Guaranties endorsed thereon in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Issuer and the Parent Guarantor will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Issuer designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations with the Parent Guaranties endorsed thereon. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 305.       Global Securities.

            (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by Issuer and the Parent Guarantor for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer and the Parent Guarantor that it is unwilling or unable to continue as Depositary for such Global Security, or (B) has ceased to be a clearing agency registered as such under the Exchange Act, (ii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security, or (iii) the Issuer executes and delivers to the Trustee an Issuer Order stating that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee). Upon the occurrence in respect of any Global Security of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence, such Global Security may be registered for transfer or exchange for Securities registered in the name of, or authenticated and delivered to, such Persons as the Depositary shall direct. All or any portion of a Global Security may be exchanged for a Security that has a like aggregate principal amount and is not a Global Security, upon 20 days' prior request made by the Depositary or its authorized representative to the Trustee.

            (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three, or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305(b) and as otherwise provided in this Article Three, authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in Section

305(b), the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

            (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture, the Securities and the Parent Guaranties, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

     Section 306. Registration, Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Securities Act Legends.

            (a) Registration, Registration of Transfer and Exchange Generally. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Initial Securities and Exchange Securities.

            Subject to the limitations applicable to Global Securities, upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and tenor and bearing such restrictive legends as may be required by this Indenture, each such new Security having endorsed thereon the Parent Guaranties executed by the Parent Guarantor.

At the option of the Holder, Securities (except Global Securities) may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and tenor and bearing such restrictive legends as may be required by this Indenture, each such new Security having endorsed thereon the Parent Guaranties executed by the Parent Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities having endorsed thereon the Parent Guaranties executed by the Parent Guarantor which the Holder making the exchange is entitled to receive.

            All Securities and the Parent Guaranties endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Parent Guarantor, evidencing the same debt, and (except for the differences between Initial Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities and Parent Guaranties endorsed thereon, respectively, surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 305, 306 or 906 not involving any transfer.

            The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1301 or Section 1403 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

      (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account, and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, but subject to clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 305(c).

                  (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account, and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c).

                  (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(iii) and clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security as provided in Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account, and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to clause
      (b)(vii) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

                  (iv) Regulation S Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this clause (b)(iv) and clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security as provided in
      Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account, and (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Security, a Restricted Securities Certificate satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to clause (b) (vii) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

               (v) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 306(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in each case to Section 306(c)).

                  (vi) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with clause (b)(iii) or clause (b)(iv) above, or
      (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

                  (vii) Regulation S Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Issuer shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with clause (b)(ii) or clause (b)(vi) above.

                  (viii) Transfers to Certain Institutional Accredited Investors. In addition to the requirements set forth in clauses (i) through (vii) above, if a Restricted Security is to be transferred in whole or in part to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act), which is not a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act), in a transaction that is not outside of the United States (within the meaning of Regulation S under the Securities
      Act),
      then the Trustee shall have received a Transfer Notice, satisfactory to the Trustee and duly executed by the transferee Holder or his attorney duly authorized in writing, unless the requested transfer is at least three years after the Issue Date.

            (c) Securities Act Legends. Rule 144A Securities, Other Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and Initial Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                  (i) subject to the following clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                  (ii) subject to the following clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(v) or 306(b)(vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                  (iii) Registered Securities shall not bear a Securities Act Legend;

                  (iv) after December 12, 1999, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                  (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuer's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuer, shall authenticate and deliver such a new Security as provided in this Article Three; and

      (vi) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuer has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Issuer, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

     Section 307.       Mutilated, Destroyed, Lost and Stolen Securities.

            If (a) any mutilated Security is surrendered to the Trustee, or (b) the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Issuer, the Parent Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of actual notice to the Issuer, the Parent Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon a Issuer Request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a replacement Security, pay such Security.

            Upon the issuance of any replacement Securities under this Section, the Issuer may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every replacement Security issued pursuant to this Section 307 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer and the Parent Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.



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Section 308.        Payment of Interest; Interest Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment date.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in subsection (a) or (b) below:

                  (a) The Issuer may elect to make payment of any Defaulted
            Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer in writing of such Special Record Date. In the name and at the expense of the Issuer, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the


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





            Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

                  (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section 307 each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 309.    CUSIP Numbers.

            The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Issuer, or the Trustee on behalf of the Issuer, shall use CUSIP numbers in notices of exchange or notices of redemption as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of exchange and that reliance may be placed only on the other identification numbers printed on the Securities; provided, further, any such redemption or exchange shall not be affected by any defect in or omission of such CUSIP numbers in any notice of exchange or notice of redemption.

     Section 310.       Persons Deemed Owners.

            Prior to due surrender of a Security for registration of transfer, the Issuer, the Parent Guarantor, the Trustee and any agent of the Issuer, the Parent Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 308) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Issuer, the Parent Guarantor, the Trustee nor any agent of the Issuer, the Parent Guarantor or the Trustee shall be affected by notice to the contrary.

            No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Issuer, the Parent Guarantor, the Trustee, and any agent of the Issuer, the Parent Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Issuer, the Parent

Guarantor, the Trustee nor any agent of the Issuer, the Parent Guarantor or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 311.       Cancellation.

            All Securities surrendered for payment, redemption, purchase, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Issuer and the Parent Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Parent Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Issuer, unless by a Issuer Order received by the Trustee prior to such destruction, the Issuer shall direct that the cancelled Securities be returned to it. The Trustee shall provide the Issuer a list of all Securities that have been cancelled from time to time as requested by the Issuer.

     Section 312.       Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

     Section 401.       Satisfaction and Discharge of Indenture.

            This Indenture, the Securities and the Parent Guaranties shall be discharged and shall cease to be of further effect (except, if applicable, as to (a) the surviving rights of registration of transfer or exchange of Securities, as expressly provided for herein or (b) the right to receive Additional Amounts) as to all Outstanding Securities hereunder, and the Trustee, upon Issuer Request and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a)   either



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                        (1) all such Securities theretofore, authenticated and
      delivered (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 307 or (ii) all Securities for whose payment in United States dollars have theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, in accordance with
      Section 1003) have been delivered to the Trustee for cancellation; or

                        (2) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, or the Issuer in the case of
      (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire Debt on such Securities, theretofore delivered to the Trustee cancelled or for cancellation, including the principal of, premium, if any, and accrued interest on (and, if applicable, the Tax Redemption Price and Additional Amounts with respect to) such Securities at such Maturity or Stated Maturity or Tax Redemption Date, as the case may be;

                  (b) the Issuer or the Parent Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer and the Parent Guarantor with respect to such Securities; and

                  (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance reasonably satisfactory to the Trustee, each stating that (i) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with, and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer, the Parent Guarantor or any Subsidiary is a party or by which the Issuer, the Parent Guarantor or any Subsidiary is bound.

            Upon compliance by the Issuer with this Section 401, and if the Issuer has paid or caused to be paid all sums payable under this Indenture, this Indenture, the Securities and any Parent Guaranties issued hereunder shall cease to be of any effect (except as otherwise provided herein).

            Notwithstanding the satisfaction and discharge hereof, the obligations of the Issuer to the Trustee under Section 607 and, if United States dollars shall have been


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





deposited with the Trustee pursuant to subclause (2) of subsection (a) of this
Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     Section 402.       Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, interest on and Tax Redemption Price or Additional Amounts, if applicable, with respect to, the Securities for whose payment such United States dollars have been deposited with the Trustee.


                                 ARTICLE FIVE

                                   REMEDIES

     Section 501.       Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

                  (b) there shall be a default in the payment of the principal of (or premium, if any, on), or the Redemption Price, Tax Redemption Price or Additional Amounts with respect to, any Security when due and payable;

                  (c) there shall be a default in the performance, or breach, of any covenant or agreement of the Issuer or the Parent Guarantor under this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses (a) or
      (b) of this Section 501) and such default or breach shall continue for a period of 60 days, after written notice has been given, by certified mail,
      (i) to the Issuer and the Parent Guarantor by the Trustee, or (ii) to the Issuer, the Parent Guarantor and the Trustee by the Holders


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





      of not less than 25% in aggregate principal amount of the Outstanding Securities, which notice shall specify that it is a "Notice of Default" and shall demand that such a default be remedied;

                  (d) there shall be a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Issuer, the Parent Guarantor or any Restricted Subsidiary or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt by the Issuer, the Parent Guarantor or any Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $25,000,000, whether such Debt now exists or shall hereafter be Incurred, which default or defaults shall constitute a failure to pay at final maturity the principal of such Debt when due and payable after the expiration of any applicable notice and grace period with respect thereto, or shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and such acceleration shall not have been rescinded or annulled, or such accelerated Debt shall not have been discharged, within five Business Days of such acceleration;

                  (e) the rendering of a final judgment or judgments (not subject to appeal) against the Issuer, the Parent Guarantor or any Restricted Subsidiary in an aggregate amount in excess of $25,000,000 which remains unstayed, undischarged or unbonded for a period of 60 days thereafter;

                  (f) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Issuer, the Parent Guarantor or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law, or (ii) a decree or order adjudging the Issuer, the Parent Guarantor or any Restricted Subsidiary bankrupt or insolvent, or ordering reorganization, arrangement, adjustment or composition of or in respect of the Issuer, the Parent Guarantor or any Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer, the Parent Guarantor or any Restricted Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 75 consecutive days;

                  (g) (i) the Issuer, the Parent Guarantor or any Restricted Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Issuer, the Parent Guarantor or any Restricted Subsidiary


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





      consents in writing to the entry of a decree or order for relief against the Issuer, the Parent Guarantor or such Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Issuer, the Parent Guarantor or any Restricted Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable Bankruptcy Law, (iv) the Issuer, the Parent Guarantor or any Restricted Subsidiary (A) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer, the Parent Guarantor or such Restricted Subsidiary or of any substantial part of their respective properties, (B) makes an assignment for the benefit of creditors, or (C) admits in writing its inability to pay its debts generally as they become due, or (v) the Issuer, the Parent Guarantor or any Restricted Subsidiary takes any corporate action in furtherance of any such actions in this clause (g); or

                  (h) there shall be a final, nonappealable determination by the applicable governmental authority that the Parent Guarantor has failed to maintain its dual tax residency in the United States and the United Kingdom; provided that such failure could reasonably be expected to have a material adverse effect on (i) the operations, business or financial condition of the Issuer and its Subsidiaries taken as a whole or (ii) the ability of the Parent Guarantor or the Issuer to perform any of its payment obligations under the Parent Guaranties or the Securities, respectively.

     Section 502.       Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Sections 501(f) and (g) with respect to the Issuer or the Parent Guarantor) with respect to the Securities shall occur and be continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on and, if applicable, the Tax Redemption Price or Additional Amounts in respect of, all Securities then Outstanding, to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders of the Securities) specifying the relevant Event of Default and that it is a "notice of acceleration", and upon any such declaration, such principal and interest shall become immediately due and payable. If an Event of Default specified in Section 501(f) or 501(g) with respect to the Issuer or the Parent Guarantor occurs and is continuing, then all the Securities shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the Securities and premium, if any, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, and, if applicable, the Tax Redemption Price or Additional Amounts


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





without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at his or her discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings.

            After such declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                        (i) all sums paid or advanced by the Trustee under
            Section 607 and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                        (ii) all overdue interest on all Outstanding Securities,

                        (iii) the principal of any Outstanding Securities which
            have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                        (iv) to the extent that payment of such interest is
            lawful, interest upon overdue interest at the rate borne by the Securities; and

                  (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
      Section 513.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     Section 503.       Collection of Debt and Suits for Enforcement by Trustee.

            The Issuer and the Parent Guarantor covenant that if:

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal or premium, if any, of any Security at the Stated Maturity thereof,



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





then the Issuer and the Parent Guarantor will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Issuer or the Parent Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or the Parent Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, the Parent Guarantor or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or the Parent Guaranties by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, without limitation, seeking recourse against the Parent Guarantor pursuant to the terms of the Parent Guaranties, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, subject, however, to Section 512. No recovery of any such judgment upon any property of the Issuer or the Parent Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

     Section 504.       Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor, including the Parent Guarantor, upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 505.   Trustee May Enforce Claims without Possession of Securities.

            All rights of action and claims under this Indenture, the Securities or the Parent Guaranties may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 506.       Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
      Section 607;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, Tax Redemption Price, if any, Additional Amounts, if any, and interest, in respect of which or for the benefit of


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





      which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Issuer and the Parent Guarantor, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

     Section 507.       Limitation on Suits.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in principal amount of the then Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or the Parent Guaranties to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or the Parent Guaranties, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.



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     Section 508. Unconditional Right of Holders to Receive Principal, Premium
and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 308) interest on, such Security on the respective Stated Maturities expressed in such Security or, in the case of redemption or Tax Redemption, on the Redemption Date or the Tax Redemption Date, as the case may be, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 509.       Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Parent Guaranties and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Parent Guarantor, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 510.       Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 511.       Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.



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Section 512.        Control by Holders.

            The Holders of not less than a majority in aggregate principal amount of the then Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:

                  (a) such direction shall not be (i) in conflict with any rule of law or with this Indenture (including, without limitation, Section
      507), or (ii) be unduly prejudicial to Holders not joining therein; and

                  (b) subject to the provisions of Trust Indenture Act Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 513.       Waiver of Past Defaults.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of the principal of, premium, if any, or interest on, or Tax Redemption Price or Additional amounts with respect to, any Security; or

                  (b) in respect of a covenant or a provision hereof which under
      Section 902 cannot be modified or amended without the consent of the Holder of each Security Outstanding, affected by such modification or amendment.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 514.       Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and


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good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, or Tax Redemption Price or Additional Amounts with respect to, any Security on or after the respective Stated Maturities expressed in such Security.

     Section 515.       Waiver of Stay, Extension or Usury Laws.

            Each of the Issuer and the Parent Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Issuer or the Parent Guarantor from paying all or any portion of the principal of, premium, if any, or interest on, or Tax Redemption Price or Additional Amounts with respect to, the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Parent Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 516.       Remedies Subject to Applicable Law.

            All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.


                                 ARTICLE SIX

                                 THE TRUSTEE

     Section 601.       Duties of Trustee.

            Subject to the provisions of the Trust Indenture Act Sections 315(a) through 315(d):



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                  (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) except during the continuance of a Default or an Event of
      Default:

                        (1) the Trustee need perform only those duties as are
            specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                        (2) in the absence of bad faith or willful misconduct on
            its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (1) this subsection (c) does not limit the effect of subsection (b) of this Section 601;

                        (2) the Trustee shall not be liable for any error of
            judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                        (3) the Trustee shall not be liable with respect to any
            action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture.

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the


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





      performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (d) of this Section 601.

                  (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Issuer. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

     Section 602.       Notice of Defaults.

            Within 90 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other persons entitled to receive reports pursuant to
Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on, any Security (or if applicable Tax Redemption Price or Additional Amounts, if any), the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

     Section 603.       Certain Rights of Trustee.

            Subject to the provisions of Section 601 and Trust Indenture Act Sections 315(a) through 315(d):

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Debt or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;



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      (c) the Trustee may consult with counsel of its selection and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; provided further, however, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                  (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate; and



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      (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 604. Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds Thereof.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer and the Parent Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility on Form T-1 supplied to the Issuer are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

     Section 605.      Trustee and Agents May Hold Securities; Collections; etc.

            The Trustee, any Paying Agent, Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Sections 608 and 613 and Trust Indenture Act Sections 310 and 311, may otherwise deal with the Issuer and the Parent
Guarantor and receive, collect, hold and retain collections from the Issuer and the Parent Guarantor with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

     Section 606.       Money Held in Trust.

            All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Twelve, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Cash Equivalents upon receipt of, and in accordance with, the specific written directions of the Issuer.



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





     Section 607. Compensation and Indemnification of Trustee and Its Prior
Claim.

            The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Issuer also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

     Section 608.       Conflicting Interests.

            The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

     Section 609.       Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a corporation that is eligible to act as trustee under Trust Indenture Act Section 310(a)(5) and which shall have an office in The City of New York, a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee shall appoint an agent in The City of New York reasonably acceptable to the Issuer (which may be an Affiliate of the Trustee) to conduct any activities which the Trustee may be required


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under this Indenture to conduct in The City of New York. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 610.     Resignation and Removal; Appointment of Successor Trustee.

            (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 611.

            (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Issuer. Upon receiving such notice or resignation, the Issuer shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

            (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuer. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

            (d)   If at any time:

                  (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months,



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                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Issuer by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Issuer has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Issuer. If no successor trustee shall have been so appointed by the Issuer or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

            (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.



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Section 611.        Acceptance of Appointment by Successor.

            Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Issuer or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

            No successor trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609.

            Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Issuer shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
610. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

     Section 612.   Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609,


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without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 613.       Preferential Collection of Claims Against Issuer.

            If and when the Trustee shall be or become a creditor of the Issuer (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust
Indenture Act regarding the collection of claims against the Issuer (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.


                                ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

     Section 701.      Issuer to Furnish Trustee Names and Addresses of Holders.

            The Issuer will furnish or cause to be furnished to the Trustee:

                  (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.



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Section 702.        Disclosure of Names and Addresses of Holders.

            Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Issuer, the Parent Guarantor, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Parent Guarantor and the Trustee that neither the Issuer, the Parent Guarantor nor the Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

     Section 703.       Reports by Trustee.

            (a) Within 60 days after June 1 of each year commencing with the first June 1 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such June 1 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

            (b) A copy of each report transmitted to Holders pursuant to this
Section 703 shall, at the time of such transmission, be mailed to the Issuer and the Parent Guarantor and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Issuer will notify the Trustee promptly if the Securities are listed on any stock exchange.

     Section 704.       Reports by Issuer and the Parent Guarantor.

            The Issuer and the Parent Guarantor, as the case may be, shall:

                  (a) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer or the Parent Guarantor, as the case may be, with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act
      Section 314(a));



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                  (b) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer or the Parent Guarantor, as the case may be, pursuant to Section 1011 hereunder and subsections (a) and (b) of this Section as are required by rules and regulations prescribed from time to time by the Commission; and

                  (c) file with the Trustee and the Commission, and transmit to Holders such other information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

     Section 705. Officers' Certificate with Respect to Change in Interest Rate.

            Within five days after the day on which any increase or decrease in the rate of interest borne by the Securities occurs pursuant to the Registration Rights Agreement as set forth on the face of the Securities, the Issuer shall deliver an Officers' Certificate to the Trustee stating the interest rate thereupon in effect for the Securities and the date on which such rate became effective.


                                ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 801. Issuer and Parent Guarantor May Consolidate, etc., Only on Certain Terms.

            (a) The Issuer shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any Person, or permit any of its Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Issuer and its Subsidiaries on a Consolidated basis to any other Person, unless at the time and after giving effect thereto:



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      (1) either (A) in the case of a merger or consolidation the Issuer will be the surviving Person or (B) in the case of a merger or consolidation where the Issuer is not the surviving Person and in the case of a sale, assignment, conveyance, transfer, lease or other disposition, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Issuer and its Subsidiaries on a Consolidated basis (the "Surviving Entity") will each be a corporation, partnership, trust or other entity duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and will expressly assume, by a supplemental indenture, in a form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on (and, if applicable, the Tax Redemption Price or Additional Amounts in respect of) the Securities and the performance and observance of all the covenants and conditions of the Indenture to be performed and observed by the Issuer, and the Securities and this Indenture, as the case may be, will remain in full force and effect as so supplemented;

                  (2) immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default will have occurred and be continuing; and

                  (3) at the time of the transaction, the Issuer or the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, transfer, lease or other disposition and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with. In delivering any such Opinion of Counsel, counsel may rely as to factual matters on certificates of officers of the Issuer.

            (b) The Parent Guarantor shall not in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any Person or permit any of its Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Parent Guarantor and its Subsidiaries on a Consolidated basis to any other Person, unless at the time and after giving effect thereto:



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      (1) either (A) in the case of merger or consolidation, the Parent
      Guarantor will be the surviving Person or (B) in the case of a merger or consolidation where the Issuer is not the surviving Person and in the case of a sale, assignment, conveyance, transfer, lease or other disposition, the Person formed by such consolidation or into which the Parent Guarantor is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Parent Guarantor and its Subsidiaries on a Consolidated basis (the "Surviving Guarantor Entity") will each be a corporation, partnership, trust or other entity duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and each such Person and will expressly assume, by a supplemental indenture, in a form satisfactory to the Trustee, the Parent Guaranties and the performance and observance of all the covenants and conditions of the Indenture to be performed and observed by the Parent Guarantor, and such Parent Guaranties will remain in full force and effect;

                  (2) immediately before and immediately after giving effect to such transaction, on a pro forma basis, no Default or Event of Default shall have occurred and be continuing; and

                  (3) at the time of the transaction the Parent Guarantor or the Surviving Guarantor Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with, and thereafter all obligations of the predecessor shall terminate.

     Section 802.       Successor Substituted.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Issuer or the Parent Guarantor, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer or the Parent Guarantor, as the case may be, is merged or the successor Person or Persons to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Parent Guarantor, as the case may be, under this Indenture, the Securities and/or the Parent Guaranties, as the case may be, with the same effect as if such successor had been named as the Issuer or the Parent Guarantor, as the case may be, herein, in the Securities and/or in the Parent Guaranties, as the case may be. When a successor (other than a successor


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that is a direct or indirect Subsidiary of the Parent Guarantor) assumes all the obligations of its predecessor under this Indenture, the Securities or the Parent Guaranties, as the case may be, the predecessor shall be released from those obligations and covenants hereof and the Securities. In addition, if the acquiring or successor Person to or of the Issuer is not a direct or indirect Subsidiary of the Parent Guarantor, all obligations of the Parent Guarantor under this Indenture and the Securities shall terminate and be of no further force and effect and all obligations of the Parent Guarantor under this Indenture and the Parent Guaranties shall be released.


                                 ARTICLE NINE

                           SUPPLEMENTAL INDENTURES

     Section 901. Supplemental Indentures and Agreements without Consent of Holders.

            Without the consent of any Holders, the Issuer, the Parent Guarantor and any other obligor upon the Securities when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to the Parent Guaranties, in form and substance satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Issuer, the Parent Guarantor or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Issuer, the Parent Guarantor or another obligor herein and in the Securities or in the Parent Guaranties in accordance with Article Eight;

                  (b) to add to the covenants of the Issuer, the Parent Guarantor or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power conferred upon the Issuer or the Parent Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in the Parent Guaranties;

                  (c) to cure any ambiguity, or to correct or supplement any provision herein or in any supplemental indenture, the Securities or the Parent Guaranties which may be defective or inconsistent with any other provision herein or in any supplemental indenture, the Securities or the Parent Guaranties or to make any other provisions with respect to matters or questions arising under this Indenture or any supplemental indenture, the Securities or the Parent Guaranties;


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





      provided that, in each case, such provisions shall not materially adversely affect the interest of the Holders;

                  (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

                  (e) to evidence and provide the acceptance of the appointment of a successor trustee hereunder; or

                  (f) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders, as additional security for the payment and performance of the Issuer's or the Parent Guarantor's obligations hereunder, in any property or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest or other Lien is required to be granted to the Trustee pursuant to this Indenture or otherwise.

     Section 902.Supplemental Indentures and Agreements with Consent of Holders.

            Except as permitted by Section 901, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer, the Parent Guarantor and the Trustee, the Issuer and the Parent Guarantor, when authorized by Board Resolutions, and the Trustee may (1) enter into an indenture or indentures supplemental hereto in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or the Parent Guaranties (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture, the Securities or the Parent Guaranties), or (2) waive compliance with any provision in this Indenture, the Securities or the Parent Guaranties (other than waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by Section 1013); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any such Security, or reduce the principal amount thereof (or premium, if any, thereon) or the rate of interest thereon, or change the obligation of the Issuer or the Parent Guarantor to pay (or reduce the amount) of any Additional Amounts with respect to any Security, or change the place where, or the coin or currency in which, the principal of any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;



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      (b) reduce the percentage of the Securities, the consent of the Holders of which is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

                  (c) modify any of the provisions of this Section 902 or
      Section 513 or 1013, except to increase the percentage of such Outstanding Securities required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security affected thereby;

                  (d) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Issuer or the Parent Guarantor of any of its rights and obligations hereunder;

                  (e) reduce the Redemption Price or, Tax Redemption Price of any Security;

                  (f) amend the Parent Guaranties in a manner adverse to the Holders of the Securities.

            Upon the written request of the Issuer and the Parent Guarantor accompanied by copies of Board Resolutions authorizing the execution of any such supplemental indenture and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Issuer and the Parent Guarantor in the execution of such supplemental indenture.

            It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture or agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 903.       Execution of Supplemental Indentures and Agreements.

            In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to the Trust Indenture Act Sections 315(a) through 315(d) and Section 602) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.



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Section 904.        Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 905.       Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 906.       Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Issuer and the Parent Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     Section 907.       Notice of Supplemental Indentures.

            Promptly after the execution by the Issuer, the Parent Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Issuer shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


                                 ARTICLE TEN

                                  COVENANTS

     Section 1001.      Payment of Principal, Premium and Interest.

            The Issuer shall duly and punctually pay the principal of, premium, if any, and interest on, and the Tax Redemption Price and Additional Amounts, if any, with respect to the Securities in accordance with the terms of the Securities and this Indenture.



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Section 1002.       Maintenance of Office or Agency.

            The Issuer shall maintain an office or agency where, subject to the limitations applicable to Global Securities, Securities may be presented or surrendered for payment. The Issuer also will maintain in The City of New York an office or agency where Securities, subject to the limitations applicable to Global Securities, may be surrendered for registration of transfer, or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The New York Corporate Trust Office of the Trustee shall be such office or agency of the Issuer, unless the Issuer shall designate and maintain some other office or agency for one or more of such purposes. The Issuer will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Issuer shall fail to maintain any such required offices or agencies, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Issuer hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

            The Issuer may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where, subject to the limitations applicable to Global Securities, the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

            The Trustee shall initially act as Paying Agent for the Securities.

     Section 1003.      Money for Security Payments to Be Held in Trust.

            If the Issuer or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on, any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, interest or the Tax Redemption Price or Additional Amounts, if applicable, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            If the Issuer or any of its Affiliates is not acting as Paying Agent, the Issuer will, on or before each due date of the principal of, or interest on, any of the Securities, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal, premium, if any, interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless


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such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of such action or any failure so to act.

            If the Issuer is not acting as Paying Agent, the Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on, the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Issuer or the Parent Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium, if any, or interest on, any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall promptly be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in the


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New York Times and The Wall Street Journal (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Issuer.

     Section 1004.      Corporate Existence.

            Subject to Article Eight, the Issuer and the Parent Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Parent Guarantor, the Issuer and the Issuer's Subsidiaries; provided, however, that the Parent Guarantor, the Issuer and the Issuer's Subsidiaries shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Issuer shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Parent Guarantor, the Issuer and the Issuer's Subsidiaries taken as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Issuer or the Parent Guarantor to perform its obligations hereunder.

     Section 1005.      Payment of Taxes and Other Claims.

            The Issuer and the Parent Guarantor shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Issuer, the Parent Guarantor, or any of the Issuer's Subsidiaries shown to be due on any return of the Issuer, the Parent Guarantor or any of the Issuer's Subsidiaries or otherwise assessed or upon the income, profits or property of the Issuer, the Parent Guarantor or any of the Issuer's Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Issuer or the Parent Guarantor to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Issuer, the Parent Guarantor or any of the Issuer's Subsidiaries, except for any Lien permitted to be incurred under Section 1007, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Issuer or the Parent Guarantor to perform its obligations hereunder; provided, however, that the Issuer and the Parent Guarantor or any of the Issuer's Subsidiaries shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Issuer and the Parent Guarantor) are being maintained in accordance with GAAP.



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Section 1006.       Maintenance of Properties.

            The Issuer and the Parent Guarantor shall cause all material properties owned by the Issuer, the Parent Guarantor or any of the Issuer's Subsidiaries or used or held for use in the conduct of their respective business to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Issuer and the Parent Guarantor may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer and the Parent Guarantor from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Issuer and the Parent Guarantor, desirable in the conduct of the business of the Issuer, the Parent Guarantor and the Issuer's Subsidiaries, taken as a whole, and not reasonably expected to have a material adverse effect on the ability of the Issuer or the Parent Guarantor to perform its obligations hereunder; provided further, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any properties or assets in compliance with the terms of this Indenture.

     Section 1007.      Limitation on Liens.

            The Issuer shall not, and shall not permit any Restricted Subsidiary to, Incur any Lien upon any property or assets of the Issuer or any Restricted Subsidiary, now owned or hereinafter acquired, to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (and, if the Issuer shall so determine, any other Debt of the Issuer which is not subordinate in right of payment to the Securities)
(x) equally and ratably with (or prior to) such Debt as to such property or assets for so long as such Debt shall be so secured, or (y) in the event such Debt is subordinate in right of payment to the Securities, prior to such Debt as to such property or assets for so long as such Debt shall be so secured.

            The foregoing restrictions will not apply to:

                  (1) Liens securing only the Securities or the Parent
      Guaranties;

                  (2) Liens in favor of only the Parent Guarantor, the Issuer or a Restricted Subsidiary;

                  (3)   Liens existing on the date of this Indenture;

                  (4) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Issuer or a Restricted Subsidiary or


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      becomes a Restricted Subsidiary (and not in anticipation of or in connection with such event); provided that the Debt secured by such Lien is otherwise permitted to be Incurred under this Indenture;

                  (5) Liens on property existing immediately prior to the time of acquisition thereof from a non-Affiliate (and not Incurred in anticipation of or in connection with the financing of such acquisition); provided that the Debt secured by such Lien is otherwise permitted to be Incurred under this Indenture;

                  (6) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property subject to such Liens (including carrying charges) and, in the case of a Restricted Subsidiary all or substantially all of whose assets consist of such property, any Lien on ownership interests or investments in such Restricted Subsidiary Incurred or assumed in connection with the acquisition or construction of such property; provided that the Incurrence of such Debt is otherwise permitted under this Indenture and such Debt is Incurred prior to, at the time of, or within 180 days after, the acquisition of such property, the completion of such construction or the making of such improvements;

                  (7) Liens on property of the Issuer or any of its Restricted Subsidiaries in favor of the United States of America or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any contract or statute;

                  (8) Liens for taxes or assessments or other governmental charges or levies which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted or for which a reserve or other appropriate provision, if any, as shall be required in accordance with GAAP shall have been made;

                  (9) Liens to secure obligations under workmen's compensation, temporary disability, social security, retiree health or similar laws or under unemployment insurance;

                  (10) Liens Incurred to secure the performance of statutory obligations, bids, tenders, leases, contracts (other than contracts for the repayment of Debt), surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature Incurred in the ordinary course of business;

                  (11) Judgment and attachment Liens not giving rise to a Default or Event of Default;



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      (12) Any Lien arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business in accordance with industry practice;

                  (13) Liens securing documentary letters of credit; provided such Liens attach only to the property or goods to which such letter of credit relates;

                  (14) Liens arising from filing financing statements under the Uniform Commercial Code for precautionary purposes in connection with true leases of personal property that are otherwise permitted under this Indenture and under which the Parent Guarantor, the Issuer or any Restricted Subsidiary is a lessee; or

                  (15) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (1) through (14) inclusive, so long as such Lien does not extend to any additional property (other than property attributable to improvements, alterations and repairs) and the principal amount of the Debt so secured pursuant to this clause (15) shall not exceed the principal amount of Debt so extended, renewed, refinanced or refunded (assuming all available amounts were borrowed) plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or Incurred in connection with such extension, renewal, refinancing or refunding at the time of such extension, renewal, refinancing or refunding.

            In addition to the foregoing, the Issuer and its Restricted Subsidiaries may Incur a Lien to secure any Debt, without securing the Securities, if, after giving effect thereto, the sum, without duplication, of
(i) the aggregate principal amount of all outstanding Debt secured by Liens Incurred by the Issuer and its Restricted Subsidiaries (with the exception of secured Debt which is excluded pursuant to clauses (1) through (15) inclusive of this Section 1007) and (ii) the aggregate amount of all Attributable Debt of all sale and leaseback transactions involving Principal Properties (with the exception of Attributable Debt excluded pursuant to clauses (1) through (5) inclusive of Section 1008) does not exceed 10% of Consolidated Net Tangible Assets (the "Lien Basket"); provided, however, that the Lien Basket shall be reduced, without duplication, by the amount of outstanding Debt Incurred from time to time pursuant to the Debt Basket.

     Section 1008.      Limitation on Sale and Leaseback Transactions.

            The Issuer shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any Principal Property of the Issuer or any Restricted Subsidiary,


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which Principal Property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person (herein referred to as a "sale and leaseback transaction"), unless, after giving effect thereto, the sum, without duplication, of (i) the aggregate amount of all Attributable Debt in respect of all such sale and leaseback transactions involving Principal Properties (with the exception of Attributable Debt excluded pursuant to clauses (1) through (5) inclusive of this Section 1008) and (ii) the aggregate principal amount of all outstanding Debt secured by Liens Incurred by the Issuer and its Restricted Subsidiaries (with the exception of secured Debt which is excluded pursuant to clauses (1) through (15) inclusive of Section 1007) does not exceed 10% of Consolidated Net Tangible Assets (the "Leaseback Basket").

            This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under this covenant or under Section 1007, Attributable Debt with respect to any sale and leaseback transaction if:

                  (1) The lease in such sale and leaseback transaction is for a period, including renewals, of not more than three years;

                  (2) Such sale and leaseback transaction is entered into in respect of a Principal Property within 180 days of the acquisition thereof or the completion of construction and commencement of operation thereof, whichever is later;

                  (3) The proceeds of the sale or transfer of the Principal Property in such sale and leaseback transaction are at least equal to the Fair Market Value of such Principal Property (as determined in good faith by the Board of Directors of the Issuer) and the Issuer or a Restricted Subsidiary within 180 days after such sale or transfer applies to the retirement of Funded Debt that is not subordinated to the Securities or the Parent Guaranties an amount equal to the greater of (a) the net proceeds of such sale and (b) the Attributable Debt in respect of such sale and leaseback transaction;

                  (4) The Issuer or a Restricted Subsidiary applies the net proceeds of the sale or transfer of the Principal Property in such sale and leaseback transaction to an investment in another Principal Property within 180 days prior or subsequent to such sale or transfer; provided, however, that this exception shall apply only if such proceeds invested in such other Principal Property shall not exceed the total acquisition, alteration, repair and construction cost of the Issuer or any Restricted Subsidiary in such other Principal Property less amounts secured by any purchase money or construction mortgage on such other Principal Property; or



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      (5) Such sale and leaseback transaction is entered into between the Issuer and a Restricted Subsidiary, between the Parent Guarantor and the Issuer, or between Restricted Subsidiaries.

     Section 1009.      Limitation on Restricted Subsidiary Funded Debt.

            The Issuer shall not permit any Restricted Subsidiary of the Issuer to Incur any Funded Debt. Notwithstanding the foregoing, any Restricted Subsidiary may Incur the following Funded Debt:

                  (1) Funded Debt of any Restricted Subsidiary constituting Existing Funded Debt;

                  (2) Funded Debt Incurred by a Special Purpose Funding Subsidiary, provided that such Restricted Subsidiary remains at all times a Special Purpose Funding Subsidiary;

                  (3) Funded Debt owed by a Restricted Subsidiary to the Parent Guarantor, the Issuer or a Wholly-Owned Subsidiary of the Issuer (provided that such Funded Debt is at all times held by the Parent Guarantor, the Issuer or a Person which is a Wholly-Owned Subsidiary of the Issuer); provided, however, that upon either (a) the transfer or other disposition by the Parent Guarantor, the Issuer or such Wholly-Owned Subsidiary of any Funded Debt so permitted to a Person other than the Parent Guarantor, the Issuer or another Wholly-Owned Subsidiary of the Issuer, or (b) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly-Owned Subsidiary to a Person other than the Parent Guarantor, the Issuer or another such Wholly-Owned Subsidiary, the provisions of this clause (3) shall no longer be applicable to such Funded Debt and such Funded Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

                  (4) Funded Debt Incurred by a Person before such Person became a Restricted Subsidiary in an acquisition by the Issuer from a non-Affiliate (whether through a stock acquisition, merger, consolidation or otherwise) after the date of this Indenture (provided such Funded Debt was not Incurred in anticipation of or in connection with and was outstanding prior to such acquisition);

                  (5) Funded Debt Incurred in connection with the acquisition, purchase, improvement or development of property or assets used or held by any Subsidiary of the Issuer prior to, or within 180 days after, the time of such acquisition, purchase, improvement or development; or



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      (6) Funded Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings) in whole or in part, of any Funded Debt referred to in the foregoing clauses (1), (4) and (5), provided that the principal amount of the Funded Debt Incurred pursuant to this clause (6) shall not exceed the principal amount of Funded Debt so extended, renewed, refinanced or refunded plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing or refunding at the time of such extension, renewal, refinancing or refunding.

            In addition to the foregoing, any Restricted Subsidiary may Incur Funded Debt if, immediately after the Incurrence thereof, the aggregate principal amount of such Funded Debt plus all other Funded Debt (without duplication) of all Restricted Subsidiaries of the Issuer then outstanding (other than Funded Debt permitted by clauses (1) through (6) of this Section
1009) does not exceed 10% of Consolidated Net Tangible Assets (the "Debt Basket"); provided, however, that the Debt Basket shall be reduced, without duplication, by the amount of Debt secured pursuant to the Lien Basket and by the amount of Attributable Debt Incurred pursuant to the Leaseback Basket, in each case to the extent such secured Debt and such Attributable Debt may from time to time be outstanding.

     Section 1010.      Limitation on Restricted Payments.

            (a) Until such time as the Securities are rated Baa2 by Moody's or BBB by S&P, or higher, the Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

                        (i) declare or pay any dividend on, or make any
            distribution in respect of, the Issuer's or any Restricted Subsidiary's Capital Stock or other Equity Interests, except to the extent any such dividend or distribution is actually received by the Issuer or a Subsidiary of the Issuer;

                        (ii) purchase, redeem or otherwise acquire or retire for
            consideration any Capital Stock or other Equity Interests of the Issuer or a Restricted Subsidiary, except to the extent such consideration is actually received by the Issuer or a Subsidiary of the Issuer; or

                        (iii) voluntarily purchase, redeem or otherwise acquire
            or retire for consideration, prior to a scheduled mandatory sinking fund payment date, mandatory amortization or mandatory prepayment or maturity date (including, but not limited to, by legal defeasance), any Debt of the Issuer that is junior in right of payment to the Securities, other than in connection


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            with the refinancing of such Debt to the extent permitted by this
            Indenture (each such declaration, distribution, purchase, redemption, acquisition or retirement described in clauses (i) through (iii) being referred to as a "Restricted Payment") if, at the time of such action, or after giving effect to such Restricted Payment, (1) an Event of Default shall have occurred and be continuing; (2) the Issuer could not incur $1.00 of additional Debt pursuant to the Debt Basket under Section 1009; or (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made after the Issue Date, exceeds the sum of:

                              (A) 50% of the aggregate cumulative Consolidated
                  Net Income of the Issuer accrued on a cumulative basis during the period beginning on September 29, 1996 and ending on the last day of the Issuer's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss);

                              (B) the aggregate Net Cash Proceeds and the Fair
                  Market Value (as determined in good faith by the Board of Directors of the Issuer) of marketable securities and other property, if any, received by the Issuer or a Wholly-Owned Subsidiary of the Issuer (other than from a Restricted Subsidiary) from the issuance and sale of either Capital Stock (other than Redeemable Capital Stock) or Debt that is convertible into Capital Stock, to the extent such Debt is converted into Capital Stock after the Issue Date;

                              (C) the Fair Market Value (as determined in good
                  faith by the Board of Directors of the Issuer) of any shares of Capital Stock (other than Redeemable Capital Stock) or options in respect thereof of the Issuer issued after the Issue Date, pursuant to a plan or other arrangement approved by the Compensation Committee of the Board of Directors of the Issuer, to or for the benefit of any employee or director of the Issuer or any Subsidiary of the Issuer or to or by any stock ownership plan or similar trust for the benefit of any such employee or director, in each case to the extent such Fair Market Value is includable as compensation expense in the computation of Consolidated Net Income;

                              (D) 50% of the aggregate Net Cash Proceeds
                  received after September 29, 1996 by the Issuer, or a Wholly-Owned Subsidiary of the Issuer, from an Asset Sale; and



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                  (E)   $50,000,000.

            (b) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the foregoing provisions shall not prohibit the following actions:

                        (i) the payment of any dividend within 60 days after the
            date of the declaration, if at the date of declaration thereof such payment would comply with such provisions, or

                        (ii) the declaration or payment of any dividend on or
            purchase, redemption or retirement of shares of Capital Stock payable solely in shares of Capital Stock (other than Redeemable Stock) of the Issuer, or any Subsidiary which does not constitute a "significant subsidiary" of the Issuer within the meaning of Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act and any successor provision thereto.

     Section 1011.      Provision of Financial Statements.

            Whether or not the Issuer is subject to Section 13(a) or 15(d) of the Exchange Act (or any successor provision thereto), the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) (or any successor provision thereto) if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject. The Issuer also will: (1) within 15 days of each Required Filing Date, file with the Trustee copies of the annual reports, quarterly reports and other documents (excluding exhibits) which the Issuer would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Issuer were subject to such Sections; and (2) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any Holder. The Issuer will be deemed to have satisfied the requirements set forth above if (i) the Parent Guarantor prepares, files, mails and supplies reports and other documents prepared on a Consolidated basis of the types required above, in each case within the applicable time periods and (ii) the Issuer is not required to file such reports and other documents separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings by the Parent Guarantor.



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Section 1012.       Statement by Officers as to Default.

            (a) The Issuer will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Issuer ending after the date hereof, a written statement signed by two executive officers of the Issuer, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Issuer, as to compliance herewith, including whether or not, after a review of the activities of the Issuer during such year and of the Issuer's and the Parent Guarantor's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Issuer and the Parent Guarantor have fulfilled all of their respective obligations and are in compliance with all conditions and covenants under this Indenture throughout such year, and, if there has been a Default specifying each Default and the nature and status thereof and any actions being taken by the Issuer with respect thereto.

            (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Debt of the Issuer or any Subsidiary gives any notice or takes any other action with respect to a claimed default relating to a Debt in an amount aggregating in excess of $25,000,000, the Issuer shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Issuer is taking or proposes to take with respect thereto, within five Business Days of becoming aware of its occurrence.

     Section 1013.      Waiver of Certain Covenants.

            The Issuer may omit in any particular instance to comply with any covenant or provision set forth in Sections 1007 through 1012 inclusive, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.




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                                ARTICLE ELEVEN

                       PARENT GUARANTIES OF SECURITIES

     Section 1101.      Unconditional Parent Guaranties.

            The Parent Guarantor hereby irrevocably and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee, the performance under, and punctual payment of the principal of, premium, if any, and interest on (and, if applicable, the Tax Redemption Price and Additional Amounts in respect of) such Security, when and as the same shall become due and payable, whether upon maturity, acceleration, call for redemption or otherwise in accordance with the terms of such Security and of this Indenture.

            The Parent Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional and as if it were principal debtor and not merely surety, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification, or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Parent Guarantor, increase the principal amount of a Security, the premium, if any, or the interest rate thereon (and, if applicable, the Tax Redemption Price or Additional Amounts in respect thereof) except as provided in such Security. The Parent Guarantor hereby agrees that these Parent Guaranties shall be enforceable without any demand, suit or proceeding first against the Issuer. The Parent Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Parent Guaranties will not be discharged as to any such Security except by payment in full of the principal of, premium, if any, and interest on such Security or as set forth below.

            The Parent Guaranties set forth in this Section 1101 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been manually signed by the Trustee.

            If the obligations of the Issuer under this Indenture are assumed by an acquiring or successor Person (other than a direct or indirect Subsidiary of the Parent Guarantor) pursuant to Section 801 or upon the release of the Parent Guaranties in


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accordance with the provisions of Section 902, the Parent Guaranties shall terminate (without any action or consent required by the Holders or the Trustee) and be of no further force and effect and the obligations of the Parent Guarantor thereunder and under the Indenture shall be released and the Parent Guarantor shall cease to be a party to, or have rights or obligations under, this Indenture.

     Section 1102.      Execution of Parent Guaranties.

            Subject to Section 201, the Parent Guarantor hereby agrees to execute the Parent Guaranties in substantially the form set forth in Section 1103 to be endorsed on each Security authenticated and delivered by the Trustee. The Parent Guaranties shall be executed and the corporate seal of the Parent Guarantor shall be affixed, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Parent Guaranties on behalf of the Parent Guarantor. Such signature may be a manual or facsimile signature and may be imprinted or otherwise reproduced on the Parent Guaranties, and for that purpose the Parent Guarantor may adopt and use the facsimile signature of any such officer, and in case any such officer who shall have signed the Parent Guaranties shall cease to be a duly authorized officer of the Parent Guarantor before the Security on which the Parent Guaranties is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the officer who signed the Parent Guaranties had not ceased to be a duly authorized director or attorney of the Parent Guarantor.

     Section 1103.      Form of Parent Guaranties.

            The Parent Guaranties to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

                         [FORM OF PARENT GUARANTIES]
                      GUARANTY OF U.S. INDUSTRIES, INC.

            For value received, U.S. Industries, Inc., a Delaware corporation (the "Parent Guarantor"), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Parent Guaranty is endorsed, the performance of the Issuer under such Security and the due and punctual payment of the principal of, premium, if any, and interest on (and, if applicable, the Tax Redemption Price and Additional Amounts in respect of) such Security, when and as the same shall become due and payable, whether upon maturity, acceleration, call for redemption or otherwise in accordance with the terms of such Security and of the Indenture referred to therein.



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The Parent Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional and as if it were principal debtor and not merely surety, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or said Indenture, any failure to enforce the provisions of such Security or said Indenture, any waiver, modification or indulgence granted to the Issuer with respect thereto by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Parent Guarantor, increase the principal amount of such Security, the premium, if any, or the interest rate thereon (and, if applicable, the Tax Redemption Price or Additional Amounts in respect thereof) except as provided in such Security. The Parent Guarantor hereby agrees that this Parent Guaranty shall be enforceable without any demand, suit or proceeding first against the Issuer. The Parent Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guaranty will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security or pursuant to the provisions of Articles Four, Eight, Nine, Eleven and Twelve of the Indenture providing for release of this Parent Guaranty under the conditions provided for therein.

            This Parent Guaranty shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed manually by the Trustee under the Indenture referred to in such Security. Terms used herein which are defined in such Indenture shall have the respective meanings assigned thereto in the Indenture.

            THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.


            IN WITNESS WHEREOF, the Parent Guarantor has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:  _______________             U.S. INDUSTRIES, INC.


                                    By:
                                         Name:
                                         Title:


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[SEAL]
Attest:



         Authorized Officer




                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

     Section 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance.

            The Issuer may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Twelve.

     Section 1202.      Defeasance and Discharge.

            Upon the Issuer's exercise under Section 1201 of the option set forth in this Section 1202, the Issuer, the Parent Guarantor and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities and the Parent Guaranties on the date the conditions set forth in Section 1204 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer, the Parent Guarantor and any other obligor upon the Securities shall be deemed to have paid and discharged the entire Debt represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer and upon Issuer Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of premium, if any, and interest on, such Securities, when such payments are due from the trust referred to below, (b) the Issuer's obligations with respect to such Defeased Securities under Sections 304, 306, 307, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (d) the defeasance provisions under this Article Twelve. Subject to compliance with this Article


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Twelve, the Issuer may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

     Section 1203.      Covenant Defeasance.

            Upon the Issuer's exercise under Section 1201 of the option set forth in this Section 1203, the Issuer and the Parent Guarantor and any other obligor upon the Securities, if any, shall be released from its obligations under any covenant or provision contained or referred to in Sections 1005 through 1012 inclusive, and the provisions of Sections 801(a) and 801(b), with respect to the Defeased Securities and the Parent Guaranties on and after the date the conditions set forth in Section 1204 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not Outstanding for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Issuer and the Parent Guarantor and any other obligor upon the Securities, if any, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

     Section 1204.      Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1202 or Section 1203 to the Defeased Securities:

                  (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in United States dollars, (b) U.S. Government Obligations or (c) a combination thereof, which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of any payment, such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest


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





      on, the Defeased Securities, on the Stated Maturity of such principal, premium, if any, or interest. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation, or a specific payment of principal of, premium, if any, or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of, premium, if any, or interest on the U.S. Government Obligation evidenced by such depository receipt;

                  (2) In the case of an election under Section 1202, the Issuer shall have delivered to the Trustee an Opinion of Independent Counsel to the Issuer in the United States stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (3) In the case of an election under Section 1203, the Issuer shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                  (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Sections 501(f) and
      (g) are concerned, at any time during the period ending on the 91st day after the date of deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

                  (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, any material agreement or instrument (other than this Indenture) to which the Issuer, the Parent Guarantor or any of their respective Subsidiaries is a party or by which it is bound;

                  (6) The Issuer shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (7) The Issuer shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuer with the intent of preferring the holders of the Securities or the Parent Guaranties over the other creditors of the Issuer or the Parent Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Issuer, the Parent Guarantor or others; and

                  (8) No event or condition shall exist that would prevent the Issuer or the Parent Guarantor from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

                  (9) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent required for either the defeasance under
      Section 1202 or the covenant defeasance under Section 1203, have been complied with.

            Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Issuer or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

     Section 1205. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1204 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Issuer or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

            Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any United States dollars or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

     Section 1206.      Reinstatement.

            If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 1202 or 1203, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities and the Parent Guarantor's obligations under the Parent Guaranties shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 1202 or 1203, as the case may be; provided, however, that if the Issuer makes any payment to the Trustee or Paying Agent of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.




                               ARTICLE THIRTEEN

                         TAX REDEMPTION OF SECURITIES

     Section 1301.      Tax Redemption.

            (a) Upon the occurrence of a "Tax Event," the Issuer may, at its option and subject to the procedures set forth below, redeem (a "Tax Redemption") the Securities, in whole only, at any time (the "Tax Redemption Date") at a redemption price (the "Tax Redemption Price") of 100% of the principal amount thereof plus accrued but unpaid interest to the date fixed for redemption.

            (b) A "Tax Event" occurs if, as the result of any change in or any amendment to the laws, including any applicable double taxation treaty or convention, of the United Kingdom (or any Other Jurisdiction) or of any political subdivision or taxing authority thereof, affecting taxation, or any change in the application or interpretation of such laws, double taxation treaty or convention, which change or amendment becomes effective on or after the original issuance date of the Securities (or such later date on which any assignee of the Issuer, Parent Guarantor or a successor corporation to the Issuer or the Parent Guarantor becomes such as permitted hereby), it is determined, by the Issuer, the Parent Guarantor or such assignee (which terms, for purposes of the remainder of this paragraph, include any successor thereto) that (i) the Issuer, the Parent Guarantor or an assignee would be required to make additional payments in respect of principal, premium, if any, or interest on the next succeeding date for the payment thereof, or (ii) based upon an Opinion of Independent Counsel to the Issuer, the Parent Guarantor or its assignee, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom (or an Other Jurisdiction), or any political subdivision or taxing authority thereof or therein (whether or not such action was taken or brought with respect to the Issuer, the Parent Guarantor or an assignee), which action is taken or brought on or after the original issuance date of the Securities (or such later date on which a corporation becomes a successor or an assignee), the circumstances described in clause (i) would exist.

            (c) A Tax Redemption shall be for not less than all of the Securities.

     Section 1302.      Applicability of Article.

            Tax Redemption of Securities at the election of the Issuer, the Parent Guarantor or otherwise shall be made in accordance with the provisions of the Securities and this Article Thirteen.

     Section 1303.      Election to Redeem; Notice to Trustee.

            The election of the Issuer to redeem Securities pursuant to Section 1301 shall be evidenced by a Board Resolution, an Issuer Order and an Officer's Certificate. In case of any redemption at the election of the Issuer, the Issuer shall, not less than 45 nor more than 60 days prior to the Tax Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Tax Redemption Date.

     Section 1304.      Notice of Tax Redemption.

            In order to redeem the Securities, notice of Tax Redemption must be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Tax Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of Tax Redemption shall state:

            (a)   the Tax Redemption Date;

            (b)   the Tax Redemption Price;

            (c) that Securities called for redemption must be surrendered to the Paying Agent to collect the Tax Redemption Price;

            (d) that on the Tax Redemption Date the Tax Redemption Price will become due and payable upon each such Security, and that (unless the Issuer shall default in payment of the Tax Redemption Price) interest thereon shall cease to accrue on and after said date;

            (e) subject to procedures with respect to Global Securities, the place or places where such Securities are to be surrendered for payment of the Tax Redemption Price; and

            (f)   the CUSIP number, if any, relating to such Securities.

            Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's written request, by the Trustee in the name and at the expense of the Issuer. If the Issuer elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1304.

            The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for repurchase as a whole shall not affect the validity of the proceedings for the redemption of any other Security.

     Section 1305.      Deposit of Tax Redemption Price.

            On or prior to any Tax Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money in immediately available funds sufficient to pay the Tax Redemption Price of, and (except if the Tax Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all of the Securities which are to be redeemed on that date. All money earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Issuer.

     Section 1306.      Securities Payable on Tax Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Tax Redemption Date, become due and payable at the Tax Redemption Price therein specified and from and after such date (unless the Issuer shall default in the payment of the Tax Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Tax Redemption Price together with accrued interest to the Tax Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Tax Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to their terms and the provisions of Section 308.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Tax Redemption Date at the rate prescribed therefore in the Security.

                               ARTICLE FOURTEEN

                           REDEMPTION OF SECURITIES

     Section 1401.      Applicability of Article.

            The Securities are redeemable at the election of the Issuer before their Stated Maturity and shall be redeemable in accordance with their terms and (except as otherwise provided by Article Thirteen upon a Tax Redemption of the Securities) in accordance with this Article Fourteen and Section 202.

     Section 1402.      Election to Redeem; Notice to Trustee.

            The election of the Issuer to redeem any Securities pursuant to
Section 1401 shall be evidenced by a Board Resolution, an Issuer's Order and an Officer's Certificate. In case of any redemption at the election of the Issuer, the Issuer shall, not less than 45 or more than 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, of the principal amount of Securities to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.

     Section 1403.      Selection by Trustee of Securities to Be Redeemed.

            If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities or any integral multiple thereof) of the principal amount of Securities of a denomination larger than the minimum authorized denomination for Securities.

            The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any

Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 1404.      Notice of Redemption.

            In order to redeem the Securities, notice of redemption must be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address appearing in the Security Register.

            All notices of redemption shall identify the Securities to be redeemed (including, subject to Section 309, the CUSIP number) and shall state:

                  (1)  the Redemption Date;

                  (2)  the Redemption Price;

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, that (unless the Issuer shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date; and

                  (5) subject to procedures with respect to Global Securities, the place or places where such Securities are to be surrendered for payment of the Redemption Price.

            Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. If the Issuer elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in accordance with the requirements of this Section 1404.

            The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for repurchase as a whole shall not affect the validity of the proceedings for the redemption of any other Security.

Section 1405.       Deposit of Redemption Price.

            On or prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or a Special Payment Date) accrued interest on, all of the Securities which are to be redeemed on that date. All money earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Issuer.

     Section 1406.      Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates and Special Record Dates according to their terms and the provisions of Section 308.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 1407.      Securities Redeemed in Part.

            Subject to the provisions applicable to Global Securities, any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    USI AMERICAN HOLDINGS, INC.


                                    By: /s/ Frank Reilly
                                         Name: Frank Reilly
                                         Title: Senior Vice President, Chief
                                                Financial Officer


Attest: /s/ George H. MacLean
      Name: George H. MacLean
      Title: Senior Vice President,
             General Counsel and Secretary


                                    U.S. INDUSTRIES, INC.


                                    By: /s/ Frank Reilly
                                         Name: Frank Reilly
                                         Title: Senior Vice President, Chief
                                                Financial Officer


Attest: /s/ George H. MacLean
      Name: George H. MacLean
      Title: Senior Vice President,
             General Counsel and Secretary


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ F.J. Deramo
                                         Name: F.J. Deramo
                                         Title: Vice President


Attest: /s/ Richard A. Ranii
      Name: Richard A. Ranii
      Title: Assistant Vice President

                   Annex A -- Form of Regulation S Certificate

                           REGULATION S CERTIFICATE

   (For transfers pursuant to ss. 306(b) (i), (iii) and (v) of the Indenture)


PNC Bank, National Association
   as Trustee
One Oliver Plaza, 27th Floor
210 Sixth Avenue
Pittsburgh, PA  15222-2602

            Re:   7 1/4% Senior Notes due December 1, 2006 of
                  USI American Holdings, Inc. (the "Securities")

            Reference is made to the Indenture dated as of December 12, 1996 (the "Indenture") among USI American Holdings, Inc. (the "Issuer"), U.S. Industries, Inc. (the "Parent Guarantor") and PNC Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No(s)._____________________________

            CERTIFICATE No(s).______________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions.
Accordingly, the Owner hereby further certifies as follows:

            (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                  (A) the Owner is not a distributor of the Securities, an affiliate of the Issuer or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C) either:

                            (i) at the time the buy order was originated, the
                        Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                           (ii) the transaction is being executed in, on or
                        through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                  (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c) (1) have been satisfied; and

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after December 12, 1998 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after December 12, 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Parent Guarantor and the Initial Purchaser.


Dated:  [       ]
                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                         Name:
                                         Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

              Annex B -- Form of Restricted Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE


(For transfers pursuant to ss. 306(b) (ii), (iii), (iv) and (v) of the Indenture)


PNC Bank, National Association
   as Trustee
One Oliver Plaza, 27th Floor
210 Sixth Avenue
Pittsburgh, PA  15222-2602

            Re:   7 1/4% Senior Notes Due December 1, 2006 of
                  USI American Holdings, Inc. (the "Securities")

            Reference is made to the Indenture dated as of December 12, 1996 (the "Indenture") among USI American Holdings, Inc. (the "Issuer"), U.S. Industries, Inc. (the "Parent Guarantor") and PNC Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).

          CERTIFICATE No(s).

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions.
Accordingly, the Owner hereby further certifies as:

            (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

            (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after December 12, 1998 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after December 12, 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Parent Guarantor and the Initial Purchaser.

Dated:  [       ]
                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                         Name:
                                         Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

             Annex C -- Form of Unrestricted Securities Certificate


                     UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to ss. 306(c))


PNC Bank, National Association
  as Trustee
One Oliver Plaza, 27th Floor
210 Sixth Avenue
Pittsburgh, PA  15222-2602

                  Re: 7 1/4% Senior Notes Due December 1, 2006 of USI American Holdings, Inc. (the "Securities")

            Reference is made to the Indenture dated as of December 12, 1996 (the "Indenture") among USI American Holdings, Inc. (the "Issuer"), U.S. Industries, Inc. (the "Parent Guarantor") and PNC Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).

          CERTIFICATE No(s).

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture.

In connection with such exchange, the Owner hereby certifies that the exchange is occurring after December 12, 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Parent Guarantor and the Initial Purchaser.

Dated:  [       ]
                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                         Name:
                                         Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                       Annex D -- Form of Transfer Notice

TRANSFER NOTICE


[                         ]
[                         ]
[                         ]

      Re:    USI American Holdings, Inc. (the "Issuer")--7 1/4%
             Senior Notes Due December 1, 2006 (the "Notes")

Dear Sirs:

      This certificate is delivered to request a transfer of $ principal amount of the Notes.

      Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

      Name:

      Address:

      Taxpayer ID Number:

      We represent, warrant and agree with you as follows with regard to the Notes purchased by us and described in the Offering Memorandum, dated December 6, 1996 (the "Offering Memorandum").

      1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

      2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is three years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all time within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuer, U.S. Industries, Inc. (the "Parent Guarantor") and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" with the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuer, the Parent Guarantor and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Notes pursuant to clause (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Issuer, the Parent Guarantor and the Trustee.

      3. We have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Notes, and we have received a copy of the Offering Memorandum.

      4.We acknowledge that the Notes will bear a legend to the following effect unless the Issuer determines otherwise consistently with applicable law;

           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR

      PARTICIPATION HEREIN MAY BE REOFFERED, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS
      NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OF ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT A PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE PARENT GUARANTOR'S, THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO

      CLAUSES (C), (D), (E), AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN THE CASE OF THE FOREGOING CLAUSE (E), A TRANSFER NOTICE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER, THE PARENT GUARANTOR AND THE TRUSTEE, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

      5. If we are acquiring any Notes as a fiduciary or agent for one or more accounts, we represent that we have sole investment discretion with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements with respect to each such account and as set forth in the "Transfer Restrictions" contained in the Offering Memorandum.

                                    Very truly yours,


                                    ----------------------------------
                                    (Name of Institution)


                                    By:_______________________________
                                       (Authorized Person)


                                       Name:__________________________

                                       Title:____________________________

Receipt acknowledged as date set forth above.


--------------------------------
[                     ]